UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2013

Date of reporting period:	12/31/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

ANNUAL REPORT • DECEMBER 31, 2013

Fund Type

Corporate Bond

Objective

High current income consistent with the preservation of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

February 14, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Short-Term Corporate Bond Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended on December 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short-Term Corporate Bond Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Short-Term Corporate Bond Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 12/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	0.89%	29.80%	48.30%	—
Class B	0.14	25.00	37.53	—
Class C	0.14	25.56	39.90	—
Class Q	1.24	N/A	N/A	4.62% (3/02/12)
Class R	0.65	28.18	N/A	46.41 (5/17/04)
Class Z	1.15	31.42	52.05	—
Barclays 1–5 Year U.S. Credit Index	1.24	31.74	50.21	—
Lipper Short/Int. Inv.-Grade Debt Funds Avg.	–0.20	29.22	41.57	—

Average Annual Total Returns (With Sales Charges) as of 12/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.38%	4.66%	3.68%	—
Class B	–2.80	4.56	3.24	—
Class C	–0.84	4.66	3.41	—
Class Q	1.24	N/A	N/A	2.49% (3/02/12)
Class R	0.65	5.09	N/A	4.04 (5/17/04)
Class Z	1.15	5.62	4.28	—
Barclays 1–5 Year U.S. Credit Index	1.24	5.67	4.15	—
Lipper Short/Int. Inv.-Grade Debt Funds Avg.	–0.20	5.17	3.50	—

Average Annual Total Returns (Without Sales Charges) as of 12/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	0.89%	5.35%	4.02%	—
Class B	0.14	4.56	3.24	—
Class C	0.14	4.66	3.41	—
Class Q	1.24	N/A	N/A	2.49% (3/02/12)
Class R	0.65	5.09	N/A	4.04 (5/17/04)
Class Z	1.15	5.62	4.28	—

2	Visit our website at www.prudentialfunds.com

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond Fund, Inc. (Class A shares) with a similar investment in the Barclays 1–5 Year U.S. Credit Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 2003) and the account values at the end of the current fiscal year (December 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, Q, R, and Z shares will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper, Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Short-Term Corporate Bond Fund, Inc.	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Q	Class R	Class Z
Maximum Initial Sales Charge	3.25% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	.50% on sales of $1 million or more made within 18 months of purchase	3% (Yr. 1) 2% (Yr. 2) 1% (Yr. 3) 1% (Yr. 4) 0% (Yr. 5)	1% on sales made within 12 months of purchase	None	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	.75% (.50% currently)	None

The returns in the tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Barclays 1–5 Year U.S. Credit Index

The Barclays 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed. Barclays 1–5 Year U.S. Credit Index Closest Month-End to Inception cumulative total returns as of 12/31/13 are 4.68% for Class Q and 50.34% for Class R. Barclays 1–5 Year U.S. Credit Index Closest Month-End to Inception average annual returns as of 12/31/13 are 2.53% for Class Q and 4.35% for Class R.

Lipper Short/Intermediate Investment-Grade Debt Funds Average

The Lipper Short/Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. Lipper Average Closest Month-End to Inception cumulative total returns as of 12/31/13 are 3.19% for Class Q and 42.23% for Class R. Lipper Average Closest Month-End to Inception average annual returns as of 12/31/13 are 1.72% for Class Q and 3.71% for Class R.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

4	Visit our website at www.prudentialfunds.com

Distributions and Yields as of 12/31/13
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.33	1.21%
Class B	0.25	0.50
Class C	0.25	0.50
Class Q	0.37	1.59
Class R	0.30	1.00
Class Z	0.36	1.49

Allocation expressed as a percentage of net assets as of 12/31/13
Corporate Bonds	91.1%
Commercial Mortgage-Backed Securities	5.8
Foreign Agencies	1.1
Municipal Bonds	0.6
U.S. Treasury Obligations	0.1
Preferred Stock*	—

*Less than 0.05%.

Allocations reflect only long-term investments and are subject to change.

Credit Quality** expressed as a percentage of net assets as of 12/31/13
U.S. Government & Agency	0.1%
Aaa	5.4
Aa	4.7
A	27.1
Baa	56.6
Ba	4.2
B	0.5
Not Rated***	7.6
Total Investments	106.2
Liabilities in excess of other assets	–6.2
Total Net Assets	100.0%

**Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

***Approximately 7.5% of Not Rated is invested in affiliated money market mutual fund.

Credit Quality is subject to change.

Prudential Short-Term Corporate Bond Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Short-Term Corporate Bond Fund’s Class A shares returned 0.89%, underperforming the 1.24% gain of the Barclays 1–5 Year U.S. Credit Index (the Index), which does not include the effect of mutual fund operating expenses. However, the Fund’s Class A shares outpaced the Lipper Short/Intermediate Investment-Grade Debt Funds Average, which declined –0.20% for the year.

How did the short-term U.S. investment grade corporate bond sector perform?

The short-term investment grade corporate bond sector, as measured by the Index, posted a modest gain of 1.24% for 2013. Bond market performance hinged as much on fluctuations in policy as on changes in the economy. Although 2013 began calmly, in the second quarter, fears of the Federal Reserve (“Fed”) tapering its bond buying program, along with an increase in U.S. economic momentum later in the year, raised interest rates worldwide.

•

In the first quarter, corporate bonds outperformed U.S. Treasuries as the Fed’s bond buying program continued to suppress interest rates, sending investors in search of higher-yielding securities. In Europe, supply and demand conditions were generally supportive until mid-March when investors worried that a banking crisis in Cyprus might spill over to the peripheral European countries.

•

In the second quarter, better U.S. economic conditions brought a sudden change of stance by the Fed, which suggested it might begin to taper its bond buying program sooner rather than later. Interest rates rose sharply and bond prices, which move inversely with rates, declined. Investments with variable liquidity, as well as sectors directly supported by the Fed—Treasuries and mortgages—were hit hard. Corporate bonds also succumbed to the increase in rates, lagging Treasuries during the second quarter.

•

Corporate bonds outperformed Treasuries in the third quarter overall. They rallied in July as interest rates stabilized, lagged in August as rates rose in anticipation of a widely expected taper announcement from the Fed, and rallied again in September as rates dropped following the Fed’s decision to delay tapering. In Europe, economic data suggested that a modest, though uneven, economic recovery was underway.

•

In the fourth quarter, corporate bonds outpaced Treasuries as the U.S. economic outlook and investor sentiment improved. European corporate bonds performed well on signs of renewed economic growth and stronger investor demand.

6	Visit our website at www.prudentialfunds.com

•

In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank said it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

Which strategies or holdings contributed the most to the Fund’s performance?

•	The Fund continued to make modest allocations to fixed-income sectors not included in the Index to diversify away from short-term investment-grade corporate bonds and to add incremental yield.

•

For example, out-of-benchmark exposure to high-quality commercial mortgage-backed securities aided the Fund’s performance relative to the Index, as this sector benefited from stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security.

•

A non-Index stake in short-duration, higher-quality corporate high yield bonds also bolstered the Fund’s results. Default rates for high-yield debt remained well below historical averages, which—coupled with investors’ search for yield during the year—fueled demand for this asset class.

•

The Fund benefited from its exposure to investment-grade corporate bonds with a greater-than-the-Index sensitivity to credit-spread movements. The position added to returns as spreads (the difference in yields between corporate bonds of similar maturities) tightened during the year.

•

Security selection within investment-grade bonds added to relative returns. The Fund was overweight Verizon Communications, which performed well during the year. Overweight positions in Morgan Stanley and Ford Motor also contributed positively.

Which strategies or holdings detracted the most from the Fund’s performance?

•	The Fund’s overweight exposures to cable, electric, healthcare, and pharmaceuticals detracted from returns, as these more defensive sectors were outpaced by lower-quality, more cyclical sectors.

•	Security selection within the insurance and non-capital finance sectors also weighed on Fund performance.

•

The largest individual detractors were underweighted benchmark components with exposure to Europe that rallied during the year. These positions included Telefonica and Italian sovereign debt. Also detracting from results was the Fund’s overweight in Time Warner Cable, which underperformed on concerns about event risk.

Prudential Short-Term Corporate Bond Fund, Inc.	7

Strategy and Performance Overview (continued)

Did the Fund’s use of derivatives affect performance?

The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ certain instruments on a limited basis. Treasury futures are used to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. Credit default swaps are used sparingly to either add risk exposure to certain issuers, or to hedge credit risk imposed by certain issuers. Neither derivative strategy discussed above had a material impact on the Fund’s performance.

8	Visit our website at www.prudentialfunds.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2013, at the beginning of the period, and held through the six-month period ended December 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Short-Term Corporate Bond Fund, Inc.	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short-Term Corporate Bond Fund, Inc.		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,017.50	0.76%	$3.86
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

Class B	Actual	$1,000.00	$1,013.70	1.51%	$7.66
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68

Class C	Actual	$1,000.00	$1,013.70	1.51%	$7.66
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68

Class Q	Actual	$1,000.00	$1,019.30	0.42%	$2.14
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14

Class R	Actual	$1,000.00	$1,016.20	1.01%	$5.13
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

Class Z	Actual	$1,000.00	$1,018.80	0.51%	$2.60
	Hypothetical	$1,000.00	$1,022.63	0.51%	$2.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.prudentialfunds.com

The Fund’s annualized expense ratios for the year ended December 31, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.81%	0.76%
B	1.51	1.51
C	1.51	1.51
Q	0.42	0.42
R	1.26	1.01
Z	0.51	0.51

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Short-Term Corporate Bond Fund, Inc.	11

Portfolio of Investments

as of December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 98.7%

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.8%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.584%(a)	04/10/49	20,724	$22,542,127
Series 2007-5, Class A3	5.620	02/10/51	8,182	8,213,274
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668	07/10/43	18,528	19,382,585
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3	5.736	06/11/50	9,371	9,619,511
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3	5.705(a)	12/10/49	6,303	6,393,151
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617	10/15/48	10,000	10,896,980
Series 2007-CD4, Class A2B	5.205	12/11/49	493	492,656
COBALT Commercial Mortgage Trust, Series 2006-C1, Class A1A	5.199	08/15/48	7,262	7,754,603
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801	10/15/45	3,200	3,166,115
Series 2013-CR6, Class A2	2.122	03/10/46	20,000	19,963,040
DBUBS Mortgage Trust, Series 2011-lC3A, Class A2	3.642	08/10/44	12,500	13,131,613
GE Capital Commercial Mortgage Corp., Series 2006-C1, Class A4	5.280(a)	03/10/44	10,000	10,710,200
GS Mortgage Securities Corp. II, Series 2013-GC12, Class A2	2.011	06/10/46	20,000	19,849,520
Series 2013-GC14, Class A3	3.526	08/10/46	25,000	25,314,850
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553	04/10/38	3,510	3,779,586
Series 2006-GG8, Class A4	5.560	11/10/39	29,715	32,581,963
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475	12/15/47	7,000	6,803,335
Series 2013-C10, Class A3	2.682	12/15/47	22,445	21,958,190
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.791(a)	06/15/49	3,212	3,236,283
Series 2007-LD12, Class A3	5.927(a)	02/15/51	3,315	3,344,479

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	13

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Series 2012-C8, Class A2	1.797%	10/15/45	20,000	$19,946,100
Series 2013-C12, Class A3	3.272	07/15/45	10,000	10,050,150
Series 2013-C13, Class A3	3.525	01/15/46	10,000	10,155,260
Series 2013-C16, Class A2	3.070	12/15/46	15,000	15,402,750
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5	4.739	07/15/30	13,562	14,093,310
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A2	4.960	07/12/38	395	395,304
Series 2005-CIP1, Class A4	5.047	07/12/38	1,218	1,285,207
Series 2006-C1, Class A4	5.687(a)	05/12/39	15,000	16,292,730
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	5.172	12/12/49	14,500	15,720,277
Series 2007-6, Class A2	5.331	03/12/51	6,542	6,551,942
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3	2.533	12/10/45	31,000	29,902,662
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.724(a)	05/15/43	10,000	10,789,490
Series 2006-C25, Class A5	5.724(a)	05/15/43	10,000	10,933,660
Series 2006-C26, Class A3	6.011(a)	06/15/45	10,500	11,515,970
Series 2006-C27, Class A1A	5.749(a)	07/15/45	31,597	34,645,335
Series 2006-C28, Class A1A	5.559	10/15/48	18,652	20,317,902
Series 2006-C28, Class A2	5.500	10/15/48	2,085	2,099,324
Series 2006-C28, Class A4	5.572	10/15/48	15,000	16,415,955
Series 2007-C30, Class A3	5.246	12/15/43	1,904	1,915,330
Series 2007-C33, Class A3	5.924(a)	02/15/51	8,391	8,495,084
Series 2007-C34, Class A1A	5.608(a)	05/15/46	19,120	20,997,500
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A2	3.531	07/15/46	10,000	9,986,500

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $550,622,442)				537,041,803

CORPORATE BONDS 91.1%

Aerospace & Defense 1.0%
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	4.950	06/01/14	8,500	8,646,778
Gtd. Notes, 144A	5.200	08/15/15	7,000	7,432,474
Exelis, Inc., Gtd. Notes	4.250	10/01/16	5,000	5,280,365
General Dynamics Corp., Gtd. Notes	1.000	11/15/17	34,600	33,524,770

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
Lockheed Martin Corp., Sr. Unsec’d. Notes	2.125%	09/15/16	4,600	$4,719,545
Precision Castparts Corp., Sr. Unsec’d. Notes	1.250	01/15/18	11,640	11,331,552
Textron, Inc., Sr. Unsec’d. Notes	4.625	09/21/16	14,650	15,792,949
Sr. Unsec’d. Notes	6.200	03/15/15	6,000	6,364,878

				93,093,311

Airlines 0.9%
American Airlines, Series 2013-1, Class A, Pass-Through Trust, Equipment Trust, 144A	4.000	07/15/25	2,750	2,660,625
Series 2013-2 Class A Pass-Through Trust, Equipment Trust, 144A	4.950	01/15/23	26,805	27,944,213
Continental Airlines 1998-3 Class A-1 Pass-Through Trust, Pass-Through Certificates	6.820	05/01/18	5,445	5,680,185
Continental Airlines 1999-1 Class A Pass-Through Trust, Pass-Through Certificates	6.545	02/02/19	2,758	3,010,182
Continental Airlines, Inc. 1998-1 Class A Pass-Through Trust, Pass-Through Certificates	6.648	09/15/17	2,860	3,006,100
Continental Airlines, Inc. 2001-1 Class A-1 Pass-Through Trust, Pass-Through Certificates	6.703	06/15/21(b)	308	332,553
Continental Airlines, Inc. 2010-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750	01/12/21(c)	3,283	3,488,091
Continental Airlines, Inc. Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class B	7.373	12/15/15	80	85,162
Pass-Through Certificates, Series 2007-2, Class A	5.983	04/19/22	2,511	2,743,375
Continental Airlines, Inc., 2009-2 Class A Pass-Through Trust, Pass-Through Certificates, Series 2009-2	7.250	11/10/19	4,130	4,729,289

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	15

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Airlines (cont’d.)
Delta Air Lines, 2010-1 Class A, Pass-Through Trust, Pass-Through Certificates	6.200%	07/02/18(c)	4,247	$4,735,065
Delta Air Lines 2010-2 Pass-Through Trust, Pass-Through Certificates	4.950	05/23/19	7,596	8,184,235
Delta Air Lines 2011-1 Pass-Through Trust, Pass-Through Certificates	5.300	04/15/19(c)	1,682	1,833,272
Delta Air Lines, Inc., Series 2012-1, Class A, Pass-Through Trust, Pass-Through Certificates	4.750	05/07/20(c)	9,881	10,572,137

				79,004,484

Automotive 4.3%
American Honda Finance Corp. (Japan), Sr. Unsec’d. Notes	2.125	10/10/18	3,750	3,734,561
Sr. Unsec’d. Notes, 144A	1.500	09/11/17	14,700	14,483,013
Sr. Unsec’d. Notes, 144A	1.600	02/16/18	6,055	5,962,916
Daimler Finance North America LLC, Gtd. Notes, 144A	1.875	09/15/14	20,550	20,727,799
Gtd. Notes, 144A	1.950	03/28/14	15,000	15,037,170
Gtd. Notes, 144A	2.300	01/09/15	15,375	15,588,605
Gtd. Notes, 144A	2.375	08/01/18	15,000	14,966,820
Gtd. Notes, 144A	2.950	01/11/17	8,270	8,539,594
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375	01/16/18(c)	14,300	14,442,428
Sr. Unsec’d. Notes	2.750	05/15/15	33,145	34,001,533
Sr. Unsec’d. Notes	3.984	06/15/16	24,348	25,891,639
Sr. Unsec’d. Notes	4.207	04/15/16	10,930	11,646,330
Sr. Unsec’d. Notes	4.250	02/03/17(c)	14,520	15,620,151
Sr. Unsec’d. Notes	5.000	05/15/18	45,956	51,190,802
Sr. Unsec’d. Notes	5.625	09/15/15	12,980	13,969,985
Sr. Unsec’d. Notes	6.625	08/15/17	2,000	2,316,866
General Motors Financial Co., Inc., Gtd. Notes, 144A	3.250	05/15/18(c)	6,975	6,975,000
Gtd. Notes, 144A	4.750	08/15/17	16,500	17,510,625
Sr. Unsec’d. Notes, 144A	3.500	10/02/18(c)	39,500	40,388,750
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700	03/15/17	12,210	12,517,008
Gtd. Notes, MTN, 144A	3.875	03/15/16	9,100	9,597,397

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Automotive (cont’d.)
Harley-Davidson Funding Corp., Gtd. Notes, 144A	5.750%	12/15/14	1,175	$1,227,130
RCI Banque SA (France), Sr. Unsec’d. Notes, 144A	3.400	04/11/14	3,625	3,645,057
Toyota Motor Credit Corp. (Japan), Sr. Unsec’d. Notes, MTN	1.250	10/05/17	23,750	23,314,805
Volkswagen International Finance NV (Netherlands), Gtd. Notes, 144A	1.150	11/20/15	10,000	10,081,160
Gtd. Notes, 144A	2.375	03/22/17	10,050	10,310,385

				403,687,529

Banking 24.4%
Abbey National Treasury Services PLC (United Kingdom), Bank Gtd. Notes	2.875	04/25/14(c)	2,425	2,441,585
Gtd. Notes, 144A	3.875	11/10/14	7,250	7,447,969
ABN AMRO Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A	3.000	01/31/14	11,150	11,171,274
American Express Co., Sr. Unsec’d. Notes	1.550	05/22/18	18,875	18,429,531
Sr. Unsec’d. Notes	7.000	03/19/18	19,920	23,801,273
American Express Credit Corp., Sr. Unsec’d. Notes	2.125	07/27/18	19,190	19,222,220
Sr. Unsec’d. Notes, MTN	2.375	03/24/17	10,000	10,278,780
Sr. Unsec’d. Notes, MTN	2.800	09/19/16	25,650	26,801,172
Bank of America Corp., Jr. Sub. Notes	8.125(a)	12/29/49(c)	10,000	11,187,500
Jr. Sub. Notes, Series K	8.000(a)	12/29/49(c)	10,101	11,191,908
Sr. Unsec’d. Notes	2.000	01/11/18(c)	35,235	35,172,493
Sr. Unsec’d. Notes	2.600	01/15/19	26,955	27,073,979
Sr. Unsec’d. Notes, MTN	3.625	03/17/16(c)	20,000	21,041,320
Sr. Unsec’d. Notes	4.750	08/01/15(c)	7,925	8,396,236
Sr. Unsec’d. Notes	5.625	10/14/16	7,144	7,961,152
Sr. Unsec’d. Notes	5.650	05/01/18(c)	5,000	5,691,345
Sr. Unsec’d. Notes	5.750	12/01/17	30,860	35,122,167
Sr. Unsec’d. Notes	6.000	09/01/17	47,395	54,115,232
Sr. Unsec’d. Notes	6.500	08/01/16	5,000	5,645,440
Sr. Unsec’d. Notes, Series 1	3.750	07/12/16	10,000	10,631,170
Sub. Notes	5.750	08/15/16	10,000	11,028,100

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	17

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Bank of America NA, Sub. Notes	5.300%	03/15/17	10,500	$11,573,331
Sub. Notes	6.000	06/15/16	10,000	11,013,650
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN	1.400	09/11/17	9,995	9,840,137
Bank of Nova Scotia (Canada), Sr. Unsec’d. Notes	2.550	01/12/17	17,100	17,734,615
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	2.450	09/11/15	8,500	8,712,330
BB&T Corp., Sr. Unsec’d. Notes, MTN	1.450	01/12/18(c)	16,300	15,870,821
Sr. Unsec’d. Notes, MTN	1.600	08/15/17(c)	13,300	13,181,284
Sr. Unsec’d. Notes, MTN	2.050	06/19/18	4,875	4,826,426
BNP Paribas SA (France), Sr. Unsec’d. Notes	2.400	12/12/18	26,000	26,016,536
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.150	11/21/18(c)	3,675	3,655,339
Capital One Financial Corp., Sr. Unsec’d. Notes	3.150	07/15/16	20,250	21,162,728
Sr. Unsec’d. Notes	5.250	02/21/17	11,913	12,880,550
Sr. Unsec’d. Notes	6.750	09/15/17	32,225	37,661,519
Sr. Unsec’d. Notes	7.375	05/23/14	10,409	10,677,053
Citigroup, Inc., Sr. Unsec’d. Notes	2.500	09/26/18	10,245	10,296,707
Sr. Unsec’d. Notes	3.953	06/15/16(c)	98,800	105,113,518
Sr. Unsec’d. Notes	4.450	01/10/17	29,000	31,430,171
Sr. Unsec’d. Notes	4.587	12/15/15(c)	16,190	17,300,861
Sr. Unsec’d. Notes	4.750	05/19/15	29,925	31,488,641
Sr. Unsec’d. Notes	6.125	05/15/18(c)	7,780	9,003,708
Sr. Unsec’d. Notes	8.500	05/22/19	15,000	19,223,835
Sub. Notes	4.875	05/07/15	9,750	10,228,472
Sub. Notes	5.000	09/15/14	17,280	17,772,221
Sub. Notes	5.500	02/15/17	6,000	6,611,010
Discover Bank, Sr. Unsec’d. Notes	2.000	02/21/18	28,905	28,389,450
Discover Financial Services, Sr. Unsec’d. Notes	6.450	06/12/17	4,112	4,659,472
Fifth Third Bancorp, Sr. Unsec’d. Notes	3.625	01/25/16	7,565	7,947,706

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.375%	01/22/18(c)	45,125	$45,296,520
Sr. Unsec’d. Notes	2.900	07/19/18	16,050	16,333,668
Sr. Unsec’d. Notes	3.300	05/03/15(c)	20,000	20,606,540
Sr. Unsec’d. Notes	3.625	02/07/16(c)	31,759	33,330,435
Sr. Unsec’d. Notes, GMTN	3.700	08/01/15	21,620	22,512,711
Sr. Unsec’d. Notes	5.350	01/15/16	5,000	5,410,870
Sr. Unsec’d. Notes	5.375	03/15/20	10,000	11,121,290
Sr. Unsec’d. Notes	5.950	01/18/18	36,835	41,879,111
Sr. Unsec’d. Notes	6.150	04/01/18(c)	24,250	27,806,917
Sr. Unsec’d. Notes, MTN	7.500	02/15/19	25,727	31,334,688
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	1.500	05/15/18(c)	35,000	34,176,450
Sr. Unsec’d. Notes, 144A	3.100	05/24/16	13,200	13,826,340
HSBC Bank USA NA, Sub. Notes	4.875	08/24/20(c)	12,865	13,884,307
HSBC USA, Inc., Sr. Unsec’d. Notes	2.375	02/13/15	30	30,611
Sr. Unsec’d. Notes	2.625	09/24/18(c)	9,855	10,021,323
Huntington Bancshares, Inc., Sr. Unsec’d. Notes	2.600	08/02/18	13,660	13,667,991
JPMorgan Chase & Co., Jr. Sub. Notes	7.900(a)	04/29/49(c)	14,000	15,435,000
Sr. Unsec’d. Notes	1.800	01/25/18	20,500	20,320,051
Sr. Unsec’d. Notes	2.000	08/15/17	18,875	19,145,932
Sr. Unsec’d. Notes	2.600	01/15/16	10,000	10,299,860
Sr. Unsec’d. Notes	3.150	07/05/16	48,725	51,082,413
Sr. Unsec’d. Notes	3.450	03/01/16(c)	30,000	31,465,350
Sr. Unsec’d. Notes	6.000	01/15/18(c)	40,000	46,059,080
Sr. Unsec’d. Notes	6.300	04/23/19	51,565	60,859,798
Sub. Notes	5.125	09/15/14	27,633	28,469,534
Sub. Notes	5.150	10/01/15	14,600	15,604,465
Sub. Notes	5.250	05/01/15(c)	11,000	11,610,115
KeyBank NA, Sr. Unsec’d. Notes	1.650	02/01/18(c)	10,425	10,252,112
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes	2.300	11/27/18(c)	5,850	5,834,825
Bank Gtd. Notes	4.200	03/28/17(c)	9,975	10,764,222
Bank Gtd. Notes, MTN, 144A	4.375	01/12/15(c)	23,900	24,768,430
Bank Gtd. Notes, MTN, 144A	5.800	01/13/20	24,810	28,443,896

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	19

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Merrill Lynch & Co, Inc., Sr. Unsec’d. Notes, MTN	6.875%	04/25/18	30,840	$36,464,229
Sub. Notes	6.050	05/16/16(c)	12,000	13,202,688
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850	03/21/18	5,750	5,604,353
Morgan Stanley, Notes, MTN	4.000	07/24/15	17,000	17,750,431
Notes, MTN	6.625	04/01/18	25,000	29,252,350
Sr. Unsec’d. Notes	2.125	04/25/18(c)	26,790	26,558,936
Sr. Unsec’d. Notes	3.450	11/02/15	22,000	22,899,932
Sr. Unsec’d. Notes	3.800	04/29/16(c)	14,000	14,809,620
Sr. Unsec’d. Notes, MTN	4.100	01/26/15	18,345	18,974,270
Sr. Unsec’d. Notes	4.750	03/22/17	40,000	43,652,720
Sr. Unsec’d. Notes	5.375	10/15/15	475	510,896
Sr. Unsec’d. Notes, MTN	5.550	04/27/17(c)	14,875	16,593,375
Sr. Unsec’d. Notes, MTN	5.625	09/23/19	5,498	6,249,500
Sr. Unsec’d. Notes, MTN	5.750	10/18/16	20,272	22,627,546
Sr. Unsec’d. Notes, MTN	6.000	05/13/14	5,614	5,721,065
Sr. Unsec’d. Notes, MTN	6.000	04/28/15(c)	9,590	10,213,676
Sr. Unsec’d. Notes, MTN	6.250	08/28/17	11,493	13,150,624
Sub. Notes	4.750	04/01/14(c)	10,000	10,079,500
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	3.125	03/20/17	15,400	16,103,487
PNC Funding Corp., Bank Gtd. Notes	2.700	09/19/16	21,950	22,895,233
Bank Gtd. Notes	5.250	11/15/15	17,056	18,315,773
Royal Bank of Scotland Group PLC (The) (United Kingdom), Bank Gtd. Notes	4.375	03/16/16(c)	25,847	27,583,660
Bank Gtd. Notes	4.875	03/16/15(c)	10,000	10,455,910
Bank Gtd. Notes, 144A	4.875	08/25/14	5,250	5,381,702
Sr. Unsec’d. Notes	2.550	09/18/15	4,135	4,229,100
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000	09/24/15	5,580	5,762,181
Sr. Unsec’d. Notes	4.625	04/19/16	3,055	3,257,708
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A	2.375	11/20/18(c)	20,000	19,869,800
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes	1.500	01/18/18(c)	20,270	19,704,041
Bank Gtd. Notes	1.800	07/18/17(c)	19,221	19,076,208

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.350%	11/01/18(c)	17,695	$17,601,252
Svenska Handelsbanken AB (Sweden), Bank Gtd. Notes	2.875	04/04/17	5,000	5,208,305
Sr. Unsec’d. Notes	2.500	01/25/19(c)	15,325	15,444,198
UBS AG (Switzerland), Sr. Unsec’d. Notes	3.875	01/15/15	1,453	1,502,191
Union Bank NA, Sr. Unsec’d. Notes	2.625	09/26/18(c)	17,785	18,104,294
US Bancorp, Jr. Sub. Notes	3.442	02/01/16	10,000	10,430,870
Wachovia Bank NA, Sub. Notes	4.875	02/01/15	17,675	18,482,748
Sub. Notes	6.000	11/15/17	12,525	14,452,598
Wells Fargo & Co., Jr. Sub. Notes	7.980(a)	12/31/49	17,472	19,481,280
Sr. Unsec’d. Notes	1.500	01/16/18(c)	29,250	29,061,045
Sr. Unsec’d. Notes	3.676(a)	06/15/16	26,650	28,375,428
Sub. Notes	5.000	11/15/14	9,200	9,547,364

				2,274,420,879

Brokerage 0.2%
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	2.200	07/25/18	3,950	3,964,090
Jefferies Group LLC, Sr. Unsec’d. Notes	3.875	11/09/15(c)	4,150	4,329,745
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)(e)	5.625(a)	01/24/13	1,000	212,500
Sr. Unsec’d. Notes(d)(e)	6.000(a)	07/19/12	900	191,250
Sr. Unsec’d. Notes(d)(e)	6.875(a)	02/06/12	1,520	323,000
Nomura Holdings, Inc. (Japan), Sr.Unsec’d. Notes, MTN	2.000	09/13/16	6,900	6,957,042

				15,977,627

Building Materials & Construction 0.3%
D.R. Horton, Inc., Gtd. Notes	3.625	02/15/18(c)	11,000	11,165,000
Mohawk Industries, Inc., Sr. Unsec’d. Notes	6.375(a)	01/15/16	5,239	5,736,705
Toll Brothers Finance Corp., Gtd. Notes	4.000	12/31/18	8,050	8,190,875

				25,092,580

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	21

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Cable 2.9%
Comcast Corp., Gtd. Notes	4.950%	06/15/16(c)	11,860	$12,950,290
Gtd. Notes	5.150	03/01/20	11,603	12,943,947
Gtd. Notes	5.700	07/01/19	9,000	10,401,894
Gtd. Notes	5.900	03/15/16	10,617	11,725,298
Gtd. Notes	6.500	01/15/17	8,673	9,935,771
COX Communications, Inc., Sr. Unsec’d. Notes (original cost $1,049,828; purchased 01/29/09)	5.450	12/15/14(b)(c)(f)	1,132	1,182,998
Sr. Unsec’d. Notes (original cost $4,505,440; purchased 08/17/10)	5.500	10/01/15(b)(f)	4,000	4,293,524
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18(c)	5,000	5,718,750
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	1.750	01/15/18(c)	14,900	14,616,423
Gtd. Notes	2.400	03/15/17	14,850	15,118,176
Gtd. Notes	3.500	03/01/16	23,450	24,615,207
Gtd. Notes	3.550	03/15/15	1,560	1,611,427
Gtd. Notes	4.750	10/01/14	15,685	16,151,644
DISH DBS Corp., Gtd. Notes	4.250	04/01/18(c)	10,000	10,200,000
Gtd. Notes	6.625	10/01/14	10,400	10,816,000
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974	04/15/19	13,525	13,229,871
NBCUniversal Media LLC, Gtd. Notes	2.875	04/01/16	15,637	16,277,288
Time Warner Cable, Inc., Gtd. Notes	3.500	02/01/15	6,600	6,781,170
Gtd. Notes	5.850	05/01/17	11,068	12,071,845
Gtd. Notes	6.750	07/01/18(c)	6,442	7,224,304
Gtd. Notes	7.500	04/01/14	3,870	3,934,250
Gtd. Notes	8.250	02/14/14	17,095	17,241,778
Gtd. Notes	8.250	04/01/19	9,759	11,432,717
Gtd. Notes	8.750	02/14/19(c)	10,135	12,089,454
UPC Holding BV (Netherlands), Sec’d. Notes, 144A	9.875	04/15/18	4,000	4,290,000
Videotron Ltd. (Canada), Gtd. Notes	9.125	04/15/18	4,046	4,238,185

				271,092,211

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods 3.1%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	8,490	$8,473,122
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	1.250	11/06/17(c)	14,485	14,277,488
Caterpillar, Inc., Sr. Unsec’d. Notes	1.500	06/26/17	16,225	16,146,357
CNH Capital LLC, Gtd. Notes, 144A	3.250	02/01/17	13,125	13,354,688
Crane Co., Sr. Unsec’d. Notes	2.750	12/15/18	9,500	9,453,669
Eaton Corp., Gtd. Notes	1.500	11/02/17	12,250	12,009,067
Emerson Electric Co., Sr. Unsec’d. Notes	4.125	04/15/15	3,000	3,132,840
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $2,970,240; purchased 10/10/12)	1.400	04/15/16(b)(f)	2,975	2,977,350
Gtd. Notes, 144A (original cost $5,439,482; purchased 01/04/11)	2.250	01/10/14(b)(f)	5,450	5,451,651
Gtd. Notes, 144A (original cost $3,519,014; purchased 03/12/12)	2.750	03/15/17(b)(c)(f)	3,520	3,620,584
Gtd. Notes, 144A (original cost $2,046,966; purchased 07/18/13)	2.800	11/01/18(b)(f)	2,050	2,071,599
Gtd. Notes, 144A (original cost $11,062,000; purchased 07/17/12)	5.600	05/01/15(b)(f)	10,000	10,621,040
Gtd. Notes, 144A (original cost $815,000; purchased 05/08/09)	5.900	11/15/15(b)(f)	1,000	1,089,720
Gtd. Notes, 144A (original cost $5,150,587; purchased 12/17/10 - 11/05/13)	6.375	10/15/17(b)(f)	4,461	5,162,193
Federal Express Corp. 2012 Pass-Through Trust, Pass-Through Certificates, 144A	2.625	01/15/18	10,221	10,434,378
Heathrow Funding Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A	2.500	06/25/15	10,000	10,132,070
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes, 144A	2.875	01/15/19	3,715	3,661,604
John Deere Capital Corp., Sr. Unsec’d. Notes	1.200	10/10/17(c)	10,545	10,282,862
Sr. Unsec’d. Notes, MTN	2.000	01/13/17(c)	11,475	11,669,444
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $1,924,249; purchased 07/10/12)	2.500	07/11/14(b)(f)	1,925	1,940,668

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	23

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Sr. Unsec’d. Notes, 144A (original cost $10,035,126; purchased 09/24/12)	2.500%	03/15/16(b)(f)	10,050	$10,296,396
Unsec’d. Notes, 144A (original cost $8,505,755; purchased 05/08/12 - 05/09/12)	3.125	05/11/15(b)(f)	8,500	8,742,080
Pentair Finance SA, Gtd. Notes	1.350	12/01/15	7,750	7,797,701
Gtd. Notes	1.875	09/15/17	4,100	4,050,529
Roper Industries, Inc., Sr. Unsec’d. Notes	1.850	11/15/17	6,770	6,710,851
SPX Corp., Gtd. Notes	7.625	12/15/14(c)	14,250	14,998,125
Timken Co., Sr. Unsec’d. Notes	6.000	09/15/14	2,665	2,759,895
Tyco International Finance SA, Gtd. Notes	3.375	10/15/15	358	371,444
United Parcel Service, Inc., Sr. Unsec’d. Notes	5.125	04/01/19	25,400	28,889,935
United Technologies Corp., Sr. Unsec’d. Notes	1.800	06/01/17	13,490	13,697,935
Waste Management, Inc., Gtd. Notes	2.600	09/01/16(c)	11,133	11,491,160
Gtd. Notes	6.375	03/11/15	1,000	1,065,031
Xylem, Inc., Gtd. Notes	3.550	09/20/16	20,030	21,038,631

				287,872,107

Chemicals 1.7%
Ashland, Inc., Sr. Unsec’d. Notes	3.875	04/15/18(c)	15,000	15,187,500
Cabot Corp., Sr. Unsec’d. Notes	2.550	01/15/18	19,425	19,398,194
Dow Chemical Co. (The), Sr. Unsec’d. Notes	8.550	05/15/19	15,000	19,367,910
Eastman Chemical Co., Sr. Unsec’d. Notes	2.400	06/01/17	8,770	8,863,979
Sr. Unsec’d. Notes	3.000	12/15/15	3,950	4,092,532
Ecolab, Inc., Sr. Unsec’d. Notes	1.450	12/08/17	15,600	15,244,648
Sr. Unsec’d. Notes	3.000	12/08/16	21,965	23,012,840
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000	04/15/19	23,574	26,181,779

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes	5.250%	05/15/14	3,800	$3,865,200
PPG Industries, Inc., Sr. Unsec’d. Notes	1.900	01/15/16	4,665	4,733,743
Rohm & Haas Co., Sr. Unsec’d. Notes	6.000	09/15/17	4,739	5,376,064
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	1.350	12/15/17	13,325	12,974,699

				158,299,088

Consumer 1.5%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250	07/15/17(c)	28,876	28,415,803
Amazon.com, Inc., Sr. Unsec’d. Notes	1.200	11/29/17(c)	21,545	21,094,559
Mattel, Inc., Sr. Unsec’d. Notes	2.500	11/01/16	4,000	4,103,072
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	2.000	06/15/15	3,425	3,469,025
Sr. Unsec’d. Notes	2.050	12/01/17	7,090	7,025,020
QVC, Inc., Sr. Sec’d. Notes, 144A	7.500	10/01/19	10,475	11,290,447
Service Corp. International, Sr. Unsec’d. Notes	7.000	05/15/19	5,040	5,392,800
Unilever Capital Corp. (Netherlands), Gtd. Notes	0.850	08/02/17(c)	34,600	33,681,993
VF Corp., Sr. Unsec’d. Notes	5.950	11/01/17	15,915	17,915,372
Western Union Co. (The), Sr. Unsec’d. Notes	2.375	12/10/15	7,750	7,930,660
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	8.600	05/01/14	3,000	3,078,591

				143,397,342

Electric 4.3%
AES Corp. (The), Sr. Unsec’d. Notes	8.000	10/15/17	5,000	5,875,000
Alliant Energy Corp., Sr. Unsec’d. Notes	4.000	10/15/14	2,000	2,052,440
Ameren Corp., Sr. Unsec’d. Notes	8.875	05/15/14	8,692	8,941,260
American Electric Power Co, Inc., Sr. Unsec’d. Notes	1.650	12/15/17	19,295	18,905,492
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	5.950	02/01/17(c)	12,400	13,903,674
Sr. Unsec’d. Notes	6.850	06/01/15	5,157	5,576,037

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	25

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
CMS Energy Corp., Sr. Unsec’d. Notes	4.250%	09/30/15	25,144	$26,491,115
Sr. Unsec’d. Notes	6.550	07/17/17	5,000	5,729,915
Commonwealth Edison Co., First Mortgage	4.700	04/15/15	10,000	10,502,930
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.550	04/01/14	2,500	2,530,073
Dayton Power & Light Co. (The), First Mortgage, 144A	1.875	09/15/16	3,450	3,478,187
Dominion Resources, Inc., Sr. Unsec’d. Notes	1.950	08/15/16	10,100	10,267,125
DTE Energy Co., Sr. Unsec’d. Notes	7.625	05/15/14	1,550	1,589,316
Duke Energy Corp., Sr. Unsec’d. Notes	1.625	08/15/17	17,455	17,344,684
Sr. Unsec’d. Notes	2.100	06/15/18(c)	4,350	4,325,027
Sr. Unsec’d. Notes	2.150	11/15/16	10,080	10,330,448
Sr. Unsec’d. Notes	6.300	02/01/14	17,850	17,928,433
Enel Finance International NV (Italy), Gtd. Notes, 144A	3.875	10/07/14	15,080	15,407,010
Entergy Corp., Sr. Unsec’d. Notes	3.625	09/15/15	2,500	2,578,820
Sr. Unsec’d. Notes	4.700	01/15/17	7,460	8,021,111
Entergy Louisiana LLC, First Mortgage	1.875	12/15/14	3,545	3,592,219
Entergy Texas, Inc., First Mortgage	3.600	06/01/15	2,475	2,556,655
Exelon Corp., Sr. Unsec’d. Notes	4.900	06/15/15(c)	11,718	12,354,323
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750	03/15/18(c)	10,850	10,660,885
Iberdrola Finance Ireland Ltd. (Ireland), Gtd. Notes, 144A	3.800	09/11/14	11,025	11,246,294
Interstate Power & Light Co., Sr. Unsec’d. Notes	3.300	06/15/15	3,200	3,308,787
IPALCO Enterprises, Inc., Sr. Sec’d. Notes, 144A	7.250	04/01/16	7,745	8,500,138
LG&E and KU Energy LLC, Sr. Unsec’d. Notes	2.125	11/15/15	17,800	18,111,589
Nevada Power Co., General Ref. Mortgage	5.875	01/15/15	23,350	24,609,873
NextEra Energy Capital Holdings, Inc., Gtd. Notes	1.200	06/01/15	5,480	5,508,080
Gtd. Notes	2.600	09/01/15	8,300	8,520,423

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Niagara Mohawk Power Corp. (United Kingdom), Sr. Unsec’d. Notes, 144A	3.553%	10/01/14	4,750	$4,852,638
Ohio Power Co., Sr. Unsec’d. Notes	6.000	06/01/16	10,366	11,475,649
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	6.375	01/15/15	3,000	3,165,021
Peco Energy Co., First Mortgage	5.000	10/01/14	2,685	2,772,432
Pepco Holdings, Inc., Sr. Unsec’d. Notes	2.700	10/01/15	5,100	5,229,494
Progress Energy, Inc., Sr. Unsec’d. Notes	6.050	03/15/14	3,400	3,437,832
PSEG Power LLC, Gtd. Notes	2.450	11/15/18	2,325	2,294,831
Gtd. Notes	2.750	09/15/16	16,085	16,656,259
Southern Co. (The), Sr. Unsec’d. Notes	1.950	09/01/16	20,455	20,874,696
Sr. Unsec’d. Notes	2.450	09/01/18	7,050	7,156,991
Sr. Unsec’d. Notes	4.150	05/15/14	1,500	1,520,007
Southwestern Electric Power Co., Sr. Unsec’d. Notes	4.900	07/01/15	6,811	7,169,211
TECO Finance, Inc., Gtd. Notes	4.000	03/15/16	4,000	4,241,100
Gtd. Notes	6.572	11/01/17	2,000	2,312,372
TransAlta Corp (Canada), Sr. Unsec’d. Notes	4.750	01/15/15(c)	3,860	4,001,994
Wisconsin Electric Power Co., Sr. Unsec’d. Notes	6.000	04/01/14	435	440,819

				398,348,709

Energy—Integrated 1.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.375	11/06/17(c)	12,850	12,654,616
Gtd. Notes	1.375	05/10/18(c)	25,300	24,554,890
Gtd. Notes	1.846	05/05/17(c)	10,050	10,150,902
Gtd. Notes, MTN	2.241	09/26/18	9,950	9,978,716
Gtd. Notes	3.200	03/11/16(c)	8,375	8,794,412
Chevron Corp., Sr. Unsec’d. Notes	1.718	06/24/18(c)	23,445	23,356,519

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	27

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy—Integrated (cont’d.)
PC Financial Partnership (Canada), Gtd. Notes	5.000%	11/15/14	1,598	$1,656,105
Shell International Finance BV (Netherlands), Gtd. Notes	1.900	08/10/18(c)	3,350	3,330,037
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100	06/01/18	10,718	12,389,558
Total Capital International SA (France), Gtd. Notes	1.500	02/17/17(c)	25,245	25,291,123

				132,156,878

Energy—Other 3.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375	09/15/17	48,705	55,916,701
Sr. Unsec’d. Notes	7.625	03/15/14(c)	9,500	9,626,293
Cameron International Corp., Sr. Unsec’d. Notes	1.169(a)	06/02/14	15,425	15,470,457
Sr. Unsec’d. Notes	1.600	04/30/15	3,615	3,637,080
Sr. Unsec’d. Notes	6.375	07/15/18(c)	4,309	5,011,126
Devon Energy Corp., Sr. Unsec’d. Notes	1.875	05/15/17(c)	10,105	10,178,605
Sr. Unsec’d. Notes	2.250	12/15/18	11,900	11,775,324
Sr. Unsec’d. Notes	2.400	07/15/16	2,000	2,056,580
Sr. Unsec’d. Notes	5.625	01/15/14	9,843	9,859,989
EnCana Holdings Finance Corp. (Canada), Gtd. Notes	5.800	05/01/14	5,495	5,589,899
Hess Corp., Sr. Unsec’d. Notes	7.000	02/15/14	9,680	9,748,651
Marathon Petroleum Corp., Sr. Unsec’d. Notes	3.500	03/01/16	4,300	4,490,150
Nabors Industries, Inc., Gtd. Notes	6.150	02/15/18	15,755	17,704,350
Gtd. Notes, 144A	2.350	09/15/16	2,485	2,510,036
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	1.350	12/01/17(c)	5,360	5,266,061
Noble Holding International Ltd., Gtd. Notes	2.500	03/15/17	3,095	3,104,793
Occidental Petroleum Corp., Sr. Unsec’d. Notes	1.750	02/15/17	17,285	17,344,460
Phillips 66, Gtd. Notes	2.950	05/01/17(c)	6,430	6,689,708

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy—Other (cont’d.)
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.650%	03/15/17	5,250	$5,986,013
Sr. Unsec’d. Notes	6.875	05/01/18	19,140	22,411,237
Schlumberger Norge AS, Gtd. Notes, 144A	1.250	08/01/17	7,430	7,262,141
Gtd. Notes, 144A	1.950	09/14/16	9,210	9,396,549
Transocean, Inc., Gtd. Notes	2.500	10/15/17(c)	14,120	14,269,587
Gtd. Notes	5.050	12/15/16	3,375	3,728,265
Weatherford International Ltd., Gtd. Notes	5.500	02/15/16	4,850	5,256,372
Gtd. Notes	6.350	06/15/17	10,350	11,700,820
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	4.500	11/10/14	4,800	4,948,493

				280,939,740

Foods 4.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	1.375	07/15/17	31,050	30,984,795
Gtd. Notes	5.375	01/15/20	10,000	11,476,570
Beam, Inc., Sr. Unsec’d. Notes	1.875	05/15/17	8,465	8,450,889
Bunge Ltd. Finance Corp., Gtd. Notes	5.350	04/15/14	4,400	4,455,924
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $8,084,286; purchased 02/21/12)	1.900	03/01/17(b)(f)	8,100	8,115,746
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	2.125	09/15/15	10,000	10,193,560
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	2.375	11/26/18	25,500	25,311,606
ConAgra Foods, Inc., Sr. Unsec’d. Notes	1.900	01/25/18(c)	13,195	12,953,070
Sr. Unsec’d. Notes	2.100	03/15/18	12,275	12,140,098
ConAgra Foods, Inc., Sr. Unsec’d. Notes	5.875	04/15/14	6,000	6,092,640
Cott Beverages, Inc., Gtd. Notes	8.375	11/15/17	204	212,670
Delhaize Group SA (Belgium), Gtd. Notes	6.500	06/15/17(c)	11,745	13,190,716

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	29

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Foods (cont’d.)
Diageo Capital PLC (United Kingdom), Gtd. Notes	1.500%	05/11/17(c)	9,235	$9,215,062
Gtd. Notes	7.375	01/15/14	8,500	8,520,647
Dr. Pepper Snapple Group, Inc., Gtd. Notes	2.900	01/15/16	14,744	15,302,046
General Mills, Inc., Sr. Unsec’d. Notes	5.200	03/17/15	1,000	1,054,368
Heineken NV (Netherlands), Sr. Unsec’d. Notes, 144A	1.400	10/01/17	16,325	16,016,017
Kellogg Co., Sr. Unsec’d. Notes	1.750	05/17/17	4,925	4,919,169
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	2.250	06/05/17	10,720	10,854,783
Sr. Unsec’d. Notes	6.125	08/23/18	11,431	13,324,237
Kroger Co., Sr. Unsec’d. Notes	2.300	01/15/19	4,125	4,104,313
Kroger Co. (The), Gtd. Notes	6.400	08/15/17(c)	9,800	11,228,232
Gtd. Notes	7.500	01/15/14	9,385	9,406,407
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	3.500	11/01/14	13,335	13,627,463
Molson Coors Brewing Co., Gtd. Notes	2.000	05/01/17(c)	10,975	11,015,015
Mondelez International, Inc., Sr. Unsec’d. Notes	4.125	02/09/16	10,250	10,866,620
Sr. Unsec’d. Notes	6.750	02/19/14	1,000	1,007,749
Nabisco, Inc., Sr. Unsec’d. Notes	7.550	06/15/15(c)	4,393	4,810,599
SABMiller Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	2.450	01/15/17	30,990	31,733,326
Starbucks Corp., Sr. Unsec’d. Notes	2.000	12/05/18	8,045	7,975,427
Tesco PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	2.000	12/05/14	11,350	11,492,953
Tyson Foods, Inc., Gtd. Notes	6.600(a)	04/01/16	11,050	12,334,640
WM Wrigley Jr Co., Sr. Unsec’d. Notes, 144A	2.000	10/20/17	7,390	7,369,471
Sr. Unsec’d. Notes, 144A	2.900	10/21/19	2,550	2,528,919
Woolworths Ltd. (Australia), Gtd. Notes, 144A	2.550	09/22/15	1,766	1,815,784
Yum! Brands, Inc., Sr. Unsec’d. Notes	4.250	09/15/15	10,345	10,922,137
Sr. Unsec’d. Notes	6.250	04/15/16	5,300	5,877,493

				380,901,161

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical 6.1%
AbbVie, Inc., Sr. Unsec’d. Notes	1.750%	11/06/17	39,375	$39,307,551
Sr. Unsec’d. Notes	2.000	11/06/18	15,000	14,838,150
Actavis PLC, Sr. Unsec’d. Notes	1.875	10/01/17	14,010	13,863,890
Allergan, Inc., Sr. Unsec’d. Notes	5.750	04/01/16	15,900	17,588,898
Amgen, Inc., Sr. Unsec’d. Notes	2.125	05/15/17(c)	26,975	27,316,369
Sr. Unsec’d. Notes	2.300	06/15/16	23,775	24,512,667
Sr. Unsec’d. Notes	6.150	06/01/18(c)	6,000	7,005,798
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	5.900	09/15/17	10,000	11,434,660
Baxter International, Inc., Sr. Unsec’d. Notes	1.850	01/15/17	6,765	6,837,731
Sr. Unsec’d. Notes	1.850	06/15/18	6,190	6,112,575
Sr. Unsec’d. Notes	4.000	03/01/14	1,990	2,000,917
Cardinal Health, Inc., Sr. Unsec’d. Notes	1.700	03/15/18	9,455	9,252,758
Sr. Unsec’d. Notes	1.900	06/15/17	8,050	8,067,082
CareFusion Corp., Sr. Unsec’d. Notes	5.125	08/01/14	16,475	16,891,241
Celgene Corp., Sr. Unsec’d. Notes	1.900	08/15/17	5,555	5,528,714
Sr. Unsec’d. Notes	2.300	08/15/18	17,100	17,006,104
Sr. Unsec’d. Notes	2.450	10/15/15(c)	6,840	7,026,629
Covidien International Finance SA, Gtd. Notes	1.350	05/29/15	11,020	11,100,843
CR Bard, Inc., Sr. Unsec’d. Notes	1.375	01/15/18	11,225	10,828,836
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875	10/15/18	10,525	10,463,576
Express Scripts Holding Co., Gtd. Notes	2.100	02/12/15	6,675	6,771,741
Gtd. Notes	2.650	02/15/17	26,467	27,278,875
Gtd. Notes	3.125	05/15/16	7,300	7,619,105
Gtd. Notes	3.500	11/15/16	18,110	19,146,182
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.050	12/01/16(c)	9,700	10,241,968
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	1.500	05/08/17	24,125	24,135,760
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.200	08/23/17	14,785	14,833,199
Sr. Unsec’d. Notes	2.500	11/01/18(c)	8,100	7,988,617
Sr. Unsec’d. Notes	5.625	12/15/15	4,372	4,746,938

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	31

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Life Technologies Corp., Sr. Unsec’d. Notes	3.500%	01/15/16	14,150	$14,739,376
Sr. Unsec’d. Notes	4.400	03/01/15	4,500	4,685,004
McKesson Corp., Sr. Unsec’d. Notes	3.250	03/01/16(c)	2,310	2,407,447
Sr. Unsec’d. Notes	6.500	02/15/14	5,910	5,950,448
Medco Health Solutions, Inc., Gtd. Notes	2.750	09/15/15	3,355	3,463,273
Gtd. Notes	7.125	03/15/18	2,810	3,339,033
Medtronic, Inc., Sr. Unsec’d. Notes	4.500	03/15/14	1,000	1,008,012
Merck & Co., Inc., Sr. Unsec’d. Notes	1.300	05/18/18(c)	14,340	13,947,242
Mylan, Inc., Gtd. Notes, 144A	2.600	06/24/18	7,855	7,859,548
Sr. Unsec’d. Notes	2.550	03/28/19	3,195	3,163,114
Perrigo Co. PLC, Gtd. Notes, 144A	2.300	11/08/18(c)	8,350	8,241,684
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	6.000	03/01/19	16,982	19,872,931
Sanofi (France), Sr. Unsec’d. Notes	1.250	04/10/18	8,225	8,007,975
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	2.400	11/10/16	18,420	18,951,749
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.250	08/15/16(c)	33,005	33,753,520
Sr. Unsec’d. Notes	2.400	02/01/19	4,985	4,938,595
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.200	03/01/16(c)	6,385	6,675,486
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Gtd. Notes	7.750	09/15/18	6,000	6,495,000
Zoetis, Inc., Sr. Unsec’d. Notes	1.150	02/01/16	4,850	4,855,505
Sr. Unsec’d. Notes	1.875	02/01/18	10,650	10,562,478

				572,664,794

Healthcare Insurance 2.1%
Aetna, Inc. Sr. Unsec’d. Notes	1.500	11/15/17	3,000	2,955,876
Sr. Unsec’d. Notes	1.750	05/15/17	10,655	10,618,176
Sr. Unsec’d. Notes	6.000	06/15/16(c)	20,370	22,768,466
Sr. Unsec’d. Notes	6.500	09/15/18	2,650	3,121,533
Cigna Corp., Sr. Unsec’d. Notes	2.750	11/15/16	20,415	21,248,381
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.950	03/15/17	19,180	21,684,620
Sr. Unsec’d. Notes	6.300	08/15/14	10,575	10,946,468

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare Insurance (cont’d.)
Humana, Inc., Sr. Unsec’d. Notes	6.450%	06/01/16	3,500	$3,910,956
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	1.400	10/15/17	4,750	4,690,027
Sr. Unsec’d. Notes	5.375	03/15/16	23,015	25,192,564
Sr. Unsec’d. Notes	6.000	02/15/18	15,075	17,416,359
WellPoint, Inc., Sr. Unsec’d. Notes	1.875	01/15/18	41,195	40,734,069
Sr. Unsec’d. Notes	2.300	07/15/18(c)	12,975	12,872,030

				198,159,525

Insurance 3.3%
Allied World Assurance Co. Ltd., Gtd. Notes	7.500	08/01/16	5,090	5,843,310
American International Group, Inc., Sr. Unsec’d. Notes	3.800	03/22/17	39,295	41,963,091
Sr. Unsec’d. Notes	4.875	09/15/16	14,225	15,623,702
Sr. Unsec’d. Notes	5.050	10/01/15	5,000	5,355,220
Sr. Unsec’d. Notes, MTN	5.450	05/18/17(c)	18,736	20,941,602
Sr. Unsec’d. Notes, MTN	5.600	10/18/16(c)	2,500	2,785,373
Sr. Unsec’d. Notes, MTN	5.850	01/16/18	15,000	17,205,750
Aon Corp., Gtd. Notes	3.125	05/27/16	4,665	4,864,989
Gtd. Notes	3.500	09/30/15	7,315	7,634,578
Axis Capital Holdings Ltd., Sr. Unsec’d. Notes	5.750	12/01/14	5,180	5,412,313
Berkshire Hathaway Finance Corp., Gtd. Notes	2.900	10/15/20	25,375	25,164,083
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	6.150	10/15/15	4,639	4,993,670
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	4.000	03/30/15(c)	16,425	17,063,818
Sr. Unsec’d. Notes	4.000	10/15/17	7,500	7,977,158
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	5.750	03/15/14(c)	4,955	5,004,441
Sr. Unsec’d. Notes, 144A	6.700	08/15/16	3,135	3,541,807
Lincoln National Corp., Sr. Unsec’d. Notes	4.300	06/15/15	7,135	7,480,077
Sr. Unsec’d. Notes	4.750	02/15/14	3,255	3,270,966
Markel Corp., Sr. Unsec’d. Notes	7.125	09/30/19	11,401	13,574,772
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes, MTN	2.550	10/15/18	5,875	5,883,660

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	33

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
MetLife, Inc., Sr. Unsec’d. Notes	1.756%(a)	12/15/17	12,125	$11,996,390
Sr. Unsec’d. Notes	5.000	06/15/15	5,000	5,307,080
Metropolitan Life Global Funding I, Sec’d. Notes, 144A	1.500	01/10/18	18,310	17,808,379
Sr. Sec’d. Notes, 144A	2.500	09/29/15(c)	6,645	6,843,872
New York Life Global Funding, Sec’d. Notes, 144A	2.100	01/02/19	20,570	20,341,879
Principal Financial Group, Inc., Gtd. Notes	1.850	11/15/17(c)	5,995	5,940,775
Willis Group Holdings PLC, Gtd. Notes	4.125	03/15/16	4,065	4,255,787
XL Group PLC (Ireland), Sr. Unsec’d. Notes	5.250	09/15/14	6,300	6,493,423
XLIT Ltd (Ireland), Gtd. Notes	2.300	12/15/18	8,750	8,594,154

				309,166,119

Lodging 1.6%
Carnival Corp., Gtd. Notes	1.875	12/15/17	25,560	25,394,729
Marriott International, Inc., Sr. Unsec’d. Notes	3.000	03/01/19	15,350	15,457,542
Sr. Unsec’d. Notes	5.810	11/10/15	22,840	24,814,381
Sr. Unsec’d. Notes	6.375	06/15/17	9,400	10,714,957
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750	05/15/18	3,000	3,472,239
Sr. Unsec’d. Notes	7.150	12/01/19	10,218	12,201,855
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	7.375	11/15/15	16,528	18,329,883
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500	03/01/18	4,190	4,175,779
Sr. Unsec’d. Notes	2.950	03/01/17	29,568	29,989,314

				144,550,679

Media & Entertainment 2.2%
Belo Corp., Gtd. Notes	8.000	11/15/16	4,400	4,587,000
British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A	6.100	02/15/18	10,000	11,384,480
CBS Corp., Gtd. Notes (original cost $7,687,511; purchased 06/11/12-12/16/13)	1.950	07/01/17(b)(f)	7,702	7,715,964

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	9.125%	08/01/18	13,700	$14,864,500
News America, Inc., Gtd. Notes	5.650	08/15/20	7,180	8,045,836
Gtd. Notes	8.000	10/17/16	30,452	35,842,583
Nielsen Finance LLC/Nielsen Finance Co. (Netherlands), Gtd. Notes	7.750	10/15/18(c)	8,000	8,640,000
Thomson Reuters Corp. (Canada), Sr. Unsec’d. Notes	1.300	02/23/17(c)	8,700	8,661,624
Time Warner, Inc., Gtd. Notes	3.150	07/15/15	13,200	13,675,094
Gtd. Notes	5.875	11/15/16	31,037	35,015,105
Viacom, Inc., Sr. Unsec’d. Notes	1.250	02/27/15	9,250	9,296,065
Sr. Unsec’d. Notes	2.500	12/15/16	9,025	9,333,556
Sr. Unsec’d. Notes	2.500	09/01/18	6,290	6,340,704
Sr. Unsec’d. Notes	4.250	09/15/15	4,195	4,426,107
Sr. Unsec’d. Notes	4.375	09/15/14	16,850	17,289,465
Sr. Unsec’d. Notes	6.250	04/30/16	9,660	10,771,596

				205,889,679

Metals 1.6%
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	9.375	04/08/14	5,080	5,192,613
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	4.250(a)	03/01/16(c)	6,330	6,606,938
ArcelorMittal SA (Luxembourg), Sr. Unsec’d. Notes	9.500(a)	02/15/15	2,395	2,601,569
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	1.625	02/24/17	14,645	14,684,688
Gtd. Notes	2.050	09/30/18(c)	12,950	12,948,407
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	7.000	11/01/15(c)	10,936	11,346,100
Freeport-McMoran Copper & Gold, Inc., Gtd. Notes	2.375	03/15/18	595	593,546
Sr. Unsec’d. Notes	2.150	03/01/17	11,150	11,222,653

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	35

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals (cont’d.)
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	2.250%	09/20/16	2,108	$2,169,509
Gtd. Notes	2.500	05/20/16	4,235	4,367,386
Gtd. Notes	8.950	05/01/14	26,975	27,707,722
Teck Resources Ltd. (Canada), Gtd. Notes	2.500	02/01/18(c)	14,075	14,159,985
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.050(a)	10/23/15	7,825	7,924,589
Gtd. Notes, 144A	2.700(a)	10/25/17(c)	7,880	7,969,446
Gtd. Notes, 144A	2.850	11/10/14	23,375	23,699,445

				153,194,596

Non-Captive Finance 3.2%
Air Lease Corp., Sr. Unsec’d. Notes	5.625(a)	04/01/17(c)	2,665	2,934,831
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	4.750	02/15/15(c)	10,000	10,362,500
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	1.000	01/08/16(c)	49,875	49,999,688
Sr. Unsec’d. Notes, MTN	1.500	07/12/16(c)	49,675	50,200,114
Sr. Unsec’d. Notes, MTN	1.600	11/20/17(c)	9,500	9,437,471
Sr. Unsec’d. Notes	1.625	04/02/18(c)	30,000	29,681,430
Sr. Unsec’d. Notes, MTN	2.300	04/27/17(c)	25,350	26,056,581
Sr. Unsec’d. Notes, MTN	5.625	05/01/18(c)	37,626	43,208,494
Sr. Unsec’d. Notes, MTN	6.000	08/07/19(c)	10,000	11,733,120
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	6.500	09/01/14	1,910	1,974,463
Sr. Unsec’d. Notes	3.875	04/15/18(c)	1,000	1,002,500
Sr. Unsec’d. Notes	5.750	05/15/16	3,750	4,017,188
NYSE Euronext, Sr. Unsec’d. Notes	2.000	10/05/17	19,880	19,905,864
SLM Corp., Sr. Unsec’d. Notes, MTN	3.875	09/10/15	6,950	7,184,563
Sr. Unsec’d. Notes	5.000	04/15/15(c)	12,310	12,879,338
Sr. Unsec’d. Notes, MTN	5.050	11/14/14	3,000	3,097,500
Sr. Unsec’d. Notes, MTN	6.000	01/25/17(c)	9,565	10,354,113
Sr. Unsec’d. Notes, MTN	6.250	01/25/16	3,490	3,769,200

				297,798,958

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Packaging
Bemis Co, Inc, Sr. Unsec’d. Notes	5.650%	08/01/14	3,775	$3,880,440

Paper 0.8%
Domtar Corp., Gtd. Notes	7.125	08/15/15	8,085	8,749,619
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $3,485,580; purchased 06/05/12)	7.700	06/15/15(b)(f)	3,000	3,284,760
International Paper Co., Sr. Unsec’d. Notes	5.250	04/01/16	4,500	4,869,459
Sr. Unsec’d. Notes	7.950	06/15/18	31,901	38,749,889
International Paper Co., Sr. Unsec’d. Notes	9.375	05/15/19	8,295	10,880,344
Rock-Tenn Co., Gtd. Notes	4.450	03/01/19(c)	5,325	5,616,810

				72,150,881

Pipelines & Other 1.5%
Atmos Energy Corp., Sr. Unsec’d. Notes	4.950	10/15/14	950	981,415
Buckeye Partners LP, Sr. Unsec’d. Notes	2.650	11/15/18	5,610	5,527,567
DCP Midstream Operating LP, Gtd. Notes	2.500	12/01/17	8,990	8,951,325
Energy Transfer Partners LP, Sr. Unsec’d. Notes	8.500	04/15/14	2,005	2,047,183
Enterprise Products Operating LLC, Gtd. Notes	1.250	08/13/15	5,575	5,612,040
Gtd. Notes	3.200	02/01/16	2,190	2,284,459
Gtd. Notes	3.700	06/01/15	2,400	2,498,705
Gtd. Notes	6.650	04/15/18	3,400	3,979,241
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	2.650	02/01/19	8,300	8,207,953
Sr. Unsec’d. Notes	3.500	03/01/16(c)	10,061	10,523,474
Sr. Unsec’d. Notes	5.625	02/15/15	3,600	3,785,058
Sr. Unsec’d. Notes	6.000	02/01/17(c)	4,900	5,492,361
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	5.650	10/15/16	3,990	4,461,171
Sr. Unsec’d. Notes	6.450	06/01/14	5,000	5,121,280
ONEOK Partners LP, Gtd. Notes	2.000	10/01/17	13,030	12,966,322
Gtd. Notes	3.200	09/15/18(c)	9,185	9,391,855

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	37

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Sempra Energy, Sr. Unsec’d. Notes	2.000%	03/15/14	8,710	$8,736,914
Sr. Unsec’d. Notes	2.300	04/01/17(c)	12,390	12,550,488
Spectra Energy Partners LP, Sr. Unsec’d. Notes	2.950	09/25/18(c)	14,115	14,307,317
Western Gas Partners LP, Sr. Unsec’d. Notes	2.600	08/15/18	5,985	5,911,379
Williams Partners LP, Sr. Unsec’d. Notes	3.800	02/15/15	8,300	8,574,904
Williams Partners LP/Williams Partners Finance Corp., Sr. Unsec’d. Notes	7.250	02/01/17	1,000	1,153,141

				143,065,552

Railroads 0.7%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.875	01/15/15	5,000	5,212,750
Sr. Unsec’d. Notes	6.875	02/15/16	2,000	2,226,902
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	7.000	02/01/14	5,000	5,024,955
CSX Corp., Sr. Unsec’d. Notes	5.300	02/15/14	4,000	4,021,700
Sr. Unsec’d. Notes	6.250	04/01/15	2,000	2,137,688
Sr. Unsec’d. Notes	6.250	03/15/18	11,608	13,415,006
Sr. Unsec’d. Notes	7.375	02/01/19	15,175	18,410,477
Norfolk Southern Corp., Sr. Unsec’d. Notes	7.700	05/15/17	6,810	8,083,136
Union Pacific Corp., Sr. Unsec’d. Notes	5.125	02/15/14	3,000	3,016,023

				61,548,637

Real Estate Investment Trusts 1.4%
Duke Realty LP, Gtd. Notes	7.375	02/15/15	4,535	4,850,740
HCP, Inc., Sr. Unsec’d. Notes	2.700	02/01/14	3,565	3,570,565
Hospitality Properties Trust, Sr. Unsec’d. Notes	7.875	08/15/14	3,300	3,326,786
Kilroy Realty LP, Gtd. Notes	5.000	11/03/15	2,675	2,849,466
KimCo. Realty Corp., Sr. Unsec’d. Notes	5.700	05/01/17	3,235	3,614,394

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (cont’d.)
Liberty Property LP, Sr. Unsec’d. Notes	5.650%	08/15/14	7,955	$8,182,553
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17	13,340	13,198,062
Realty Income Corp., Sr. Unsec’d. Notes	2.000	01/31/18	7,800	7,639,008
Sr. Unsec’d. Notes	5.500	11/15/15	6,500	7,016,341
Sr. Unsec’d. Notes	5.950	09/15/16	1,700	1,889,135
Simon Property Group LP, Sr. Unsec’d. Notes, 144A	1.500	02/01/18(c)	11,910	11,570,053
Sr. Unsec’d. Notes	2.800	01/30/17(c)	1,685	1,742,806
Sr. Unsec’d. Notes	4.200	02/01/15	2,280	2,347,032
Sr. Unsec’d. Notes	5.250	12/01/16	5,800	6,419,811
Sr. Unsec’d. Notes	5.750	12/01/15	12,088	13,093,226
Sr. Unsec’d. Notes	5.875	03/01/17(c)	8,025	9,000,415
Sr. Unsec’d. Notes	6.100	05/01/16(c)	9,640	10,645,452
Sr. Unsec’d. Notes	6.125	05/30/18	2,774	3,211,776
Sr. Unsec’d. Notes	6.750	05/15/14	4,975	5,009,850
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	2.000	02/15/18	8,035	7,898,445

				127,075,916

Retailers 1.5%
AutoZone, Inc., Sr. Unsec’d. Notes	5.500	11/15/15	7,400	8,009,353
Sr. Unsec’d. Notes	5.750	01/15/15	13,024	13,681,373
Costco Wholesale Corp., Sr. Unsec’d. Notes	1.125	12/15/17	10	9,824
CVS Caremark Corp., Sr. Unsec’d. Notes	2.250	12/05/18	34,250	34,239,999
Sr. Unsec’d. Notes	3.250	05/18/15	7,500	7,752,420
Sr. Unsec’d. Notes	4.875	09/15/14	2,000	2,059,850
Dollar General Corp., Sr. Unsec’d. Notes	1.875	04/15/18(c)	26,920	26,041,654
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	1.625	04/15/17	10,535	10,497,706
Macy’s Retail Holdings, Inc., Gtd. Notes	5.750	07/15/14	8,471	8,697,667
Gtd. Notes	5.900	12/01/16	8,844	9,920,120
Nordstrom, Inc., Sr. Unsec’d. Notes	6.750	06/01/14	13,433	13,778,201
Walgreen Co., Sr. Unsec’d. Notes	1.800	09/15/17	8,760	8,820,698

				143,508,865

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	39

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology 4.0%
Amphenol Corp., Sr. Unsec’d. Notes	4.750%	11/15/14	3,550	$3,668,197
Anixter, Inc., Gtd. Notes	10.000	03/15/14	9,425	9,578,156
Apple, Inc., Sr. Unsec’d. Notes	1.000	05/03/18(c)	17,600	17,018,267
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.000	03/01/18	5,425	5,427,794
Sr. Unsec’d. Notes	3.375	11/01/15	1,625	1,681,685
CA, Inc., Sr. Unsec’d. Notes	2.875	08/15/18(c)	7,865	7,844,244
Sr. Unsec’d. Notes	6.125(a)	12/01/14	7,000	7,322,273
EMC Corp., Sr. Unsec’d. Notes	1.875	06/01/18	32,460	32,091,254
Equifax, Inc., Sr. Unsec’d. Notes	4.450	12/01/14	14,625	15,083,289
Fidelity National Information Services, Inc., Gtd. Notes	2.000	04/15/18	7,500	7,292,978
Fiserv, Inc., Gtd. Notes	3.125	10/01/15	1,670	1,729,024
Gtd. Notes	3.125	06/15/16	34,775	36,287,921
Hewlett-Packard Co., Sr. Unsec’d. Notes	2.350	03/15/15	15,000	15,234,735
Sr. Unsec’d. Notes	2.600	09/15/17(c)	14,150	14,377,037
Sr. Unsec’d. Notes	3.300	12/09/16	8,126	8,504,883
Sr. Unsec’d. Notes	4.750	06/02/14	10,000	10,160,130
Sr. Unsec’d. Notes	6.125	03/01/14	2,800	2,823,713
Intel Corp., Sr. Unsec’d. Notes	1.350	12/15/17	35,325	34,913,075
International Business Machines Corp., Sr. Unsec’d. Notes	1.250	02/06/17(c)	15,300	15,260,174
Intuit, Inc., Sr. Unsec’d. Notes	5.750	03/15/17	1,320	1,475,874
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500	11/15/18	13,825	13,708,179
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18(c)	4,825	4,861,188
Oracle Corp., Sr. Unsec’d. Notes	1.200	10/15/17	21,770	21,422,943
Sr. Unsec’d. Notes	2.375	01/15/19(c)	32,440	32,730,403
Seagate HDD Cayman, Gtd. Notes, 144A	3.750	11/15/18(c)	6,245	6,315,256
SunGard Data Systems, Inc., Sr. Sec’d. Notes	4.875	01/15/14	2,000	2,000,000

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes	11.375%	06/15/18	4,425	$4,823,250
Tyco Electronics Group SA (Switzerland), Gtd. Notes	1.600	02/03/15	4,710	4,756,346
Xerox Corp., Sr. Unsec’d. Notes	1.058(a)	05/16/14	6,460	6,465,342
Sr. Unsec’d. Notes	2.950	03/15/17(c)	2,010	2,063,444
Sr. Unsec’d. Notes	4.250	02/15/15	16,135	16,738,901
Sr. Unsec’d. Notes	8.250	05/15/14	9,280	9,528,713

				373,188,668

Telecommunications 6.2%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375	09/08/16	24,770	25,492,541
Gtd. Notes	3.625	03/30/15	7,200	7,434,036
Gtd. Notes	5.500	03/01/14(c)	6,350	6,397,625
Gtd. Notes	5.750	01/15/15	2,600	2,722,200
AT&T, Inc., Sr. Unsec’d. Notes	1.400	12/01/17(c)	9,590	9,454,254
Sr. Unsec’d. Notes	1.600	02/15/17	27,100	27,062,033
Sr. Unsec’d. Notes	2.400	08/15/16(c)	16,925	17,404,756
Sr. Unsec’d. Notes	2.500	08/15/15	29,840	30,636,609
Sr. Unsec’d. Notes	2.950	05/15/16	15,420	16,079,159
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	2.000	06/22/15	18,705	19,033,927
Sr. Unsec’d. Notes	5.950	01/15/18	33,835	38,689,240
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes	2.381	12/15/17(c)	15,090	14,946,373
CenturyLink, Inc., Sr. Unsec’d. Notes	5.000	02/15/15	9,190	9,534,625
Sr. Unsec’d. Notes	5.150	06/15/17(c)	10,450	11,207,625
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes, 144A	2.250	03/06/17	20,425	20,715,954
Gtd. Notes, 144A	3.125	04/11/16	8,800	9,165,482
Embarq Corp., Sr. Unsec’d. Notes (original cost $9,496,667; purchased 02/13/12)	7.082	06/01/16(b)(f)	8,480	9,475,544

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	41

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Frontier Communications Corp., Sr. Unsec’d. Notes	8.250%	05/01/14	66	$67,485
Nippon Telegraph & Telephone Corp. (Japan), General Ref. Mortgage	1.400	07/18/17	8,720	8,615,002
Orange SA (France), Sr. Unsec’d. Notes	2.125	09/16/15	4,360	4,443,786
Sr. Unsec’d. Notes	2.750	09/14/16(c)	10,225	10,618,131
Sr. Unsec’d. Notes	4.375	07/08/14	5,720	5,828,085
Qwest Corp., Sr. Unsec’d. Notes	6.500	06/01/17	8,500	9,605,646
Sr. Unsec’d. Notes	8.375	05/01/16	8,679	9,917,103
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18	7,000	8,435,000
Telecom Italia Capital SA (Italy), Gtd. Notes	6.175	06/18/14	3,655	3,737,238
Telefonica Emisiones SAU (Spain), Gtd. Notes	4.949	01/15/15	4,740	4,927,524
Verizon Communications, Inc., Sr. Unsec’d. Notes	1.100	11/01/17	13,100	12,745,056
Sr. Unsec’d. Notes	2.000	11/01/16(c)	49,575	50,584,397
Sr. Unsec’d. Notes	3.000	04/01/16	19,250	20,073,977
Sr. Unsec’d. Notes	3.650	09/14/18(c)	59,530	63,016,315
Sr. Unsec’d. Notes	6.350	04/01/19	30,000	35,261,700
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	1.250	09/26/17	24,270	23,716,183
Sr. Unsec’d. Notes	1.625	03/20/17	24,750	24,741,214
Sr. Unsec’d. Notes	5.000	09/15/15(c)	5,175	5,533,560

				577,319,385

Tobacco 1.8%
Altria Group, Inc., Gtd. Notes	4.125	09/11/15(c)	5,430	5,729,975
Gtd. Notes	7.750	02/06/14	15,150	15,248,490
Gtd. Notes	9.250	08/06/19	5,353	7,051,555
Gtd. Notes	9.700	11/10/18	4,906	6,448,407
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	26,140	25,847,755
Lorillard Tobacco Co., Gtd. Notes	2.300	08/21/17(c)	11,600	11,625,578
Gtd. Notes	3.500	08/04/16(c)	16,264	17,113,713
Gtd. Notes	6.875	05/01/20(c)	9,285	10,715,568

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Tobacco (cont’d.)
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.125%	08/21/17(c)	23,615	$23,149,785
Sr. Unsec’d. Notes	1.875	01/15/19(c)	22,900	22,379,094
Reynolds American, Inc., Gtd. Notes	1.050	10/30/15	6,800	6,821,624
Gtd. Notes	6.750	06/15/17	10,400	11,904,474

				164,036,018

TOTAL CORPORATE BONDS (cost $8,389,999,001)				8,491,482,358

FOREIGN AGENCIES 1.1%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	1.750	05/09/18(c)	8,450	8,259,909
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	5.500	01/26/14	6,725	6,743,427
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	4.125	09/09/15	11,000	11,556,380
Sr. Unsec’d. Notes	5.875	01/14/15	5,000	5,254,375
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	8.125	07/31/14	4,200	4,368,840
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.875	05/04/17	9,500	10,013,285
Sr. Unsec’d. Notes	4.375	08/10/15	5,800	6,099,587
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	6.250	06/17/14	2,000	2,046,346
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	5.375	07/30/14	5,000	5,124,660
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000	05/20/16	15,595	15,582,664
Petrobras International Finance Co. (Brazil), Gtd. Notes	3.500	02/06/17(c)	11,405	11,509,367
Gtd. Notes	3.875	01/27/16	4,100	4,220,794
Statoil ASA (Germany), Gtd. Notes	1.950	11/08/18(c)	11,575	11,476,173

TOTAL FOREIGN AGENCIES (cost $100,426,457)				102,255,807

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	43

Portfolio of Investments

as of December 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

MUNICIPAL BONDS 0.6%

California 0.2%
Catholic Health Initiatives, Sec’d. Notes	1.600%	11/01/17	2,100	$2,035,421
Unsec’d. Notes	2.600	08/01/18(c)	5,270	5,287,301
State of California, GO Var. Purp.	4.850	10/01/14	3,200	3,297,184
State of California, GO Var. Purp. 3	5.250	04/01/14	7,750	7,848,115

				18,468,021

Illinois 0.4%
State of Illinois, GO	4.421	01/01/15	32,070	33,096,857

TOTAL MUNICIPAL BONDS (cost $51,051,100)				51,564,878

			Shares

PREFERRED STOCK

Banking
Citigroup Capital XIII, 7.875%, (Capital Security, fixed to floating preferred)(a) (cost $3,342,000)			132,000	3,597,000

			Principal Amount (000)#

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes	1.500	12/31/18	11,645	11,513,994
U.S. Treasury Notes	2.375	02/28/15(g)	800	820,031

TOTAL U.S. TREASURY OBLIGATIONS (cost $12,361,132)				12,334,025

TOTAL LONG-TERM INVESTMENTS (cost $9,107,802,132)				9,198,275,871

See Notes to Financial Statements.

44

Description	Shares	Value (Note 1)

SHORT-TERM INVESTMENT 7.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $703,727,142; includes $671,759,100 of cash collateral received for securities on loan) (Note 3)(h)(i)	703,727,142	$703,727,142

TOTAL INVESTMENTS 106.2% (cost $9,811,529,274; Note 5)		9,902,003,013
Liabilities in excess of other assets(j) (6.2)%		(580,526,720)

NET ASSETS 100.0%		$9,321,476,293

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

GMTN—Global Medium Term Note

GO—General Obligation

MTN—Medium Term Note

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(b)	Indicates a security or securities that have been deemed illiquid.
(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $655,061,386; cash collateral of $671,759,100 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(d)	Represents issuer in default on interest payments and/or principal payment; non-income producing security.
(e)	Security is post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of the restricted securities is $85,777,731. The aggregate value, $86,041,817, is approximately 0.9% of net assets.
(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(h)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(i)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	45

Portfolio of Investments

as of December 31, 2013 continued

Futures contracts outstanding at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
	Long Position:
5,427	2 Year U.S. Treasury Notes	Mar. 2014	$1,195,253,795	$1,192,922,437	$(2,331,358)
	Short Position:
8,058	5 Year U.S. Treasury Notes	Mar. 2014	974,298,891	961,420,125	12,878,766

					$10,547,408

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
Boston Scientific Corp.	06/20/14	1.000%	3,120	$(14,787)	$6,955	$(21,742)	Morgan Stanley
CMS Energy Corp.	09/20/15	1.000%	14,500	(220,632)	256,267	(476,899)	Deutsche Bank
Duke Energy Corp.	03/20/14	0.700%	1,000	(1,745)	—	(1,745)	Goldman Sachs & Co.
Enel Finance International NV	09/20/14	1.000%	5,000	(34,809)	7,099	(41,908)	Goldman Sachs & Co.
SLM Corp.	06/20/14	5.000%	3,000	(71,402)	55,019	(126,421)	JPMorgan Chase

				$(343,375)	$325,340	$(668,715)

See Notes to Financial Statements.

46

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2013(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(2):
Astrazeneca PLC	03/20/14	1.600%	2,000	0.056%	$7,816	$—	$ 7,816	Morgan Stanley
Berkshire Hathaway, Inc.	03/20/15	1.000%	10,000	0.239%	104,601	(188,736)	293,337	Deutsche Bank
Berkshire Hathaway, Inc.	03/20/15	1.000%	10,000	0.239%	104,601	(177,792)	282,393	Goldman Sachs & Co.
Berkshire Hathaway, Inc.	03/20/17	1.000%	15,000	0.239%	287,570	(359,547)	647,117	Credit Suisse
Wal-Mart Stores, Inc.	12/20/14	1.000%	10,000	0.053%	99,555	270,152	(170,597)	JPMorgan Chase

					$604,143	$(455,923)	$1,060,066

The Fund entered into credit default swaps as the protection seller on corporate issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	47

Portfolio of Investments

as of December 31, 2013 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$537,041,803	$—
Corporate Bonds	—	8,418,158,059	73,324,299
Foreign Agencies	—	102,255,807	—
Municipal Bonds	—	51,564,878	—
Preferred Stock	3,597,000	—	—
U.S. Treasury Obligations	—	12,334,025	—
Affiliated Money Market Mutual Fund	703,727,142	—	—
Other Financial Instruments*
Futures Contracts	10,547,408	—	—
Credit Default Swap Agreements	—	393,096	(1,745)

Total	$717,871,550	$9,121,747,668	$73,322,554

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Credit Default swaps
Balance as of 12/31/12	$39,417,161	$(8,030)
Realized gain (loss)	(343,385)	— **
Change in unrealized appreciation (depreciation)***	750,938	6,285
Purchases	41,713,182	—
Sales	(8,213,597)	—
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/13	$73,324,299	$(1,745)

See Notes to Financial Statements.

48

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	The realized loss incurred during the period for other financial instruments was $(7,097).
***	Of which, $415,832 was included in Net Assets relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Directors, which contain unobservable inputs. Such methodologies include, but not limited to, using prices provided by a single broker/dealer, the cost of the investment and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Banking	24.4%
Affiliated Money Market Mutual Fund (including 7.2% of collateral received for securities on loan)	7.5
Telecommunications	6.2
Healthcare & Pharmaceutical	6.1
Commercial Mortgage-Backed Securities	5.8
Automotive	4.3
Electric	4.3
Foods	4.1
Technology	4.0
Insurance	3.3
Non-Captive Finance	3.2
Capital Goods	3.1
Energy—Other	3.0
Cable	2.9
Media & Entertainment	2.2
Healthcare Insurance	2.1
Tobacco	1.8
Chemicals	1.7
Lodging	1.6%
Metals	1.6
Consumer	1.5
Pipelines & Other	1.5
Retailers	1.5
Energy—Integrated	1.4
Real Estate Investment Trusts	1.4
Foreign Agencies	1.1
Aerospace & Defense	1.0
Airlines	0.9
Paper	0.8
Railroads	0.7
Municipal Bonds	0.6
Building Materials & Construction	0.3
Brokerage	0.2
U.S. Treasury Obligations	0.1

106.2
Liabilities in excess of other assets	(6.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the of summary below.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	49

Portfolio of Investments

as of December 31, 2013 continued

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$1,230,663		Unrealized depreciation on swap agreements	$839,312
Credit contracts	Premiums paid for swap agreements	595,492		Premiums received for swap agreements	726,075
Interest rate contracts	Due from broker—variation margin	12,878,766	*	Due from broker—variation margin	2,331,358	*

Total		$14,704,921			$3,896,745

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$473,112	$473,112
Interest rate contracts	11,190,693	(130)	11,190,563

Total	$11,190,693	$472,982	$11,663,675

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$643,114	$643,114
Interest rate contracts	9,112,264	—	9,112,264

Total	$9,112,264	$643,114	$9,755,378

See Notes to Financial Statements.

50

For the year ended December 31, 2013, the Fund’s average volume of derivative activities is as follows:

Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$1,841,578,262	$877,372,219

Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$32,620	$47,000

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$655,061,386	$—	$—	$655,061,386
Exchange-traded and cleared derivatives	895,140	—	—	895,140
Over-the-counter derivatives*	1,230,663	—	—	1,230,663

				657,187,189

Liabilities:
Over-the-counter derivatives*	(839,312)	—	—	(839,312)

	Collateral Amounts Pledged/(Received):
	Exchange-traded and cleared derivatives			—
	Over-the-counter derivatives			(218,040)
	Securities on loan			(655,061,386)

	Net Amount			$1,068,451

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Portfolio of Investments.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	51

Statement of Assets and Liabilities

as of December 31, 2013

Assets
Investments at value, including securities on loan of $655,061,386:
Unaffiliated Investments (cost $9,107,802,132)	$9,198,275,871
Affiliated Investments (cost $703,727,142)	703,727,142
Cash	6,966,649
Dividends and interest receivable	84,012,604
Receivable for Fund shares sold	32,944,078
Receivable for investments sold	21,646,550
Unrealized appreciation on swap agreements	1,230,663
Due from broker—variation margin	895,140
Premiums paid for swap agreements	595,492
Prepaid expenses	85,464

Total assets	10,050,379,653

Liabilities
Payable to broker for collateral for securities on loan	671,759,100
Payable for Fund shares reacquired	41,332,298
Dividends payable	6,956,545
Management fee payable	3,191,638
Distribution fee payable	2,382,033
Accrued expenses	1,313,358
Unrealized depreciation on swap agreements	839,312
Premiums received for swap agreements	726,075
Payable for investments purchased	324,610
Affiliated transfer agent fee payable	73,804
Deferred directors’ fees	4,587

Total liabilities	728,903,360

Net Assets	$9,321,476,293

Net assets were comprised of:
Common stock, at par	$8,215,242
Paid-in capital in excess of par	9,372,518,996

9,380,734,238
Undistributed net investment income	186,053
Accumulated net realized loss on investment transactions	(160,858,072)
Net unrealized appreciation on investments	101,414,074

Net assets, December 31, 2013	$9,321,476,293

See Notes to Financial Statements.

52

Class A
Net asset value and redemption price per share ($2,791,686,117 ÷ 246,320,284 shares of common stock issued and outstanding)	$11.33
Maximum sales charge (3.25% of offering price)	0.38

Maximum offering price to public	$11.71

Class B
Net asset value, offering price and redemption price per share ($57,649,217 ÷ 5,086,607 shares of common stock issued and outstanding)	$11.33

Class C
Net asset value, offering price and redemption price per share ($1,970,166,559 ÷ 173,826,770 shares of common stock issued and outstanding)	$11.33

Class Q
Net asset value, offering price and redemption price per share ($80,059,198 ÷ 7,047,502 shares of common stock issued and outstanding)	$11.36

Class R
Net asset value, offering price and redemption price per share ($111,181,034 ÷ 9,809,528 shares of common stock issued and outstanding)	$11.33

Class Z
Net asset value, offering price and redemption price per share ($4,310,734,168 ÷ 379,433,511 shares of common stock issued and outstanding)	$11.36

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	53

Statement of Operations

Year Ended December 31, 2013

Net Investment Income
Income
Interest income	$252,251,589
Affiliated income from securities loaned, net	868,421
Unaffiliated dividend income	259,872
Affiliated dividend income	142,201

Total income	253,522,083

Expenses
Management fee	37,954,730
Distribution fee—Class A	8,153,297
Distribution fee—Class B	599,718
Distribution fee—Class C	21,232,481
Distribution fee—Class R	587,051
Transfer agent’s fees and expenses (including affiliated expense of $571,000) (Note 3)	8,115,000
Custodian’s fees and expenses	964,000
Reports to shareholders	453,000
Registration fees	411,000
Directors’ fees	197,000
Insurance	144,000
Legal fees and expenses	82,000
Audit fee	33,000
Miscellaneous	45,533

Total expenses	78,971,810
Distribution fee waivers (Note 2)	(1,554,567)

Net expenses	77,417,243

Net investment income	176,104,840

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain on:
Investment transactions	54,192,427
Futures transactions	11,190,693
Swap agreement transactions	472,982

65,856,102

Net change in unrealized appreciation (depreciation) on:
Investments	(175,188,538)
Futures contracts	9,112,264
Swap agreements	643,114

(165,433,160)

Net loss on investment transactions	(99,577,058)

Net Increase In Net Assets Resulting From Operations	$76,527,782

See Notes to Financial Statements.

54

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$176,104,840	$173,070,203
Net realized gain on investment transactions	65,856,102	28,474,463
Net change in unrealized appreciation (depreciation) on investments	(165,433,160)	171,328,109

Net increase in net assets resulting from operations	76,527,782	372,872,775

Dividends from net investment income (Note 1)
Class A	(78,909,212)	(69,127,462)
Class B	(1,290,312)	(1,326,026)
Class C	(45,668,550)	(46,109,089)
Class Q	(2,231,911)	(1,614,386)
Class R	(2,088,266)	(876,867)
Class Z	(139,953,844)	(127,587,287)

	(270,142,095)	(246,641,117)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	4,647,903,752	5,302,165,864
Net asset value of shares issued in reinvestment of dividends	182,081,852	161,000,576
Cost of shares reacquired	(4,766,116,399)	(2,193,647,932)

Net increase in net assets from Fund share transactions	63,869,205	3,269,518,508

Total increase (decrease)	(129,745,108)	3,395,750,166

Net Assets:
Beginning of year	9,451,221,401	6,055,471,235

End of year(a)	$9,321,476,293	$9,451,221,401

(a) Includes undistributed net investment income of:	$186,053	$29,293

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	55

Notes to Financial Statements

Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund’s investment objective is high current income consistent with the preservation of principal.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

56

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the

Prudential Short-Term Corporate Bond Fund, Inc.	57

Notes to Financial Statements

continued

holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

58

The Fund invested in financial futures contracts in order to gain market exposure to certain sectors and for yield curve and duration management. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with the counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments.

Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults of the issuers. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

Prudential Short-Term Corporate Bond Fund, Inc.	59

Notes to Financial Statements

continued

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the

60

right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under

Prudential Short-Term Corporate Bond Fund, Inc.	61

Notes to Financial Statements

continued

those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2013, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

62

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .40% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of its Class A, Class B, Class C, Class Q, Class R, and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, and Class R shares pursuant to plans of distribution (the “Class A, B, C, and R Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Prudential Short-Term Corporate Bond Fund, Inc.	63

Notes to Financial Statements

continued

Pursuant to the Class A, B, C, and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1%, and .75% of the average daily net assets of the Class A, B, C, and R shares, respectively. For the year ended December 31, 2013, PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it received $2,468,751 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2013, it received $176,168, $108,134 and $588,014 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Fund’s securities lending agent. For the year ended December 31, 2013, PIM has been compensated $259,222 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2013, were $3,426,237,770 and $3,177,968,090 respectively.

64

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended December 31, 2013, the adjustments were to increase undistributed net investment income by $94,194,015, increase accumulated net realized loss on investment transactions by $88,863,385 and decrease paid-in capital in excess of par by $5,330,630 due to differences in the treatment for book and tax purposes of accreting market discount and amortization of premiums, certain transactions involving swaps, paydown gains/losses, write off of capital loss carryforward due to expiration and other book to tax adjustments. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the years ended December 31, 2013 and December 31, 2012, the tax character of dividends paid by the Fund were $270,142,095 and $246,641,117 of ordinary income, respectively.

As of December 31, 2013, the accumulated undistributed earnings on a tax basis was $194,031. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$9,939,202,517	$111,186,595	$(148,386,099)	$(37,199,504)	$389,537	$(36,809,967)

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales and differences in the treatment of accreting market discount and premium amortization for book and tax purposes. Other cost basis adjustments are primarily attributable to unrealized appreciation on swaps.

Prudential Short-Term Corporate Bond Fund, Inc.	65

Notes to Financial Statements

continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward net capital losses realized on or after January 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before December 31, 2011 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund utilized approximately $12,302,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended December 31, 2013. Additionally, approximately $5,329,000 of its capital loss carryforward was written off unused due to expiration. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of December 31, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$5,378,000

Pre-Enactment Losses:
Expiring 2014	$7,851,000
Expiring 2015	1,945,000
Expiring 2018	1,604,000

$11,400,000

The Fund elected to treat post-October capital losses of approximately $5,860,000 as having been incurred in the following fiscal year (December 31, 2014).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. All investors who purchased Class A shares in an amount of $1 million or more and sell these

66

shares within 18 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of .50%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC of 3% which decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year. Class B shares automatically convert to Class A shares on a quarterly basis, approximately five years after purchase. Class C shares are sold with a CDSC of 1% on sales of shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2 billion shares of common stock authorized at $.01 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R, and Class Z common stock. Class A shares consists of 475 million authorized shares, Class B consists of 25 million authorized shares, Class C consists of 400 million authorized shares, Class Q and Class R shares each consist of 100 million authorized shares, and Class Z shares consist of 900 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2013:
Shares sold	113,014,502	$1,292,292,112
Shares issued in reinvestment of dividends	5,843,266	66,677,465
Shares reacquired	(95,935,658)	(1,095,916,335)

Net increase (decrease) in shares outstanding before conversion	22,922,110	263,053,242
Shares issued upon conversion from Class B, Class C and Class Z	1,266,059	14,463,620
Shares reacquired upon conversion into Class Z	(2,455,416)	(28,055,115)

Net increase (decrease) in shares outstanding	21,732,753	$249,461,747

Year ended December 31, 2012:
Shares sold	121,449,092	$1,399,663,304
Shares issued in reinvestment of dividends	5,017,932	57,863,096
Shares reacquired	(55,133,828)	(635,188,582)

Net increase (decrease) in shares outstanding before conversion	71,333,196	822,337,818
Shares issued upon conversion from Class B and Class Z	1,655,965	19,097,397
Shares reacquired upon conversion into Class Z	(3,987,290)	(45,924,296)

Net increase (decrease) in shares outstanding	69,001,871	$795,510,919

Prudential Short-Term Corporate Bond Fund, Inc.	67

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended December 31, 2013:
Shares sold	1,338,904	$15,320,046
Shares issued in reinvestment of dividends	104,829	1,196,585
Shares reacquired	(1,293,807)	(14,767,743)

Net increase (decrease) in shares outstanding before conversion	149,926	1,748,888
Shares reacquired upon conversion into Class A	(184,257)	(2,100,454)

Net increase (decrease) in shares outstanding	(34,331)	$(351,566)

Year ended December 31, 2012:
Shares sold	1,819,804	$20,959,092
Shares issued in reinvestment of dividends	105,022	1,210,895
Shares reacquired	(790,670)	(9,099,668)

Net increase (decrease) in shares outstanding before conversion	1,134,156	13,070,319
Shares reacquired upon conversion into Class A	(215,652)	(2,485,387)

Net increase (decrease) in shares outstanding	918,504	$10,584,932

Class C
Year ended December 31, 2013:
Shares sold	44,642,519	$511,518,153
Shares issued in reinvestment of dividends	2,972,382	33,933,732
Shares reacquired	(56,092,602)	(639,717,512)

Net increase (decrease) in shares outstanding before conversion	(8,477,701)	(94,265,627)
Shares reacquired upon conversion into Class A and Class Z	(2,407,452)	(27,462,307)

Net increase (decrease) in shares outstanding	(10,885,153)	$(121,727,934)

Year ended December 31, 2012:
Shares sold	74,335,452	$856,352,012
Shares issued in reinvestment of dividends	2,879,478	33,202,331
Shares reacquired	(29,042,522)	(334,496,868)

Net increase (decrease) in shares outstanding before conversion	48,172,408	555,057,475
Shares reacquired upon conversion into Class Z	(863,133)	(9,975,928)

Net increase (decrease) in shares outstanding	47,309,275	$545,081,547

68

Class Q	Shares	Amount
Year ended December 31, 2013:
Shares sold	2,228,320	$25,467,491
Shares issued in reinvestment of dividends	195,105	2,230,857
Shares reacquired	(313,226)	(3,579,271)

Net increase (decrease) in shares outstanding	2,110,199	$24,119,077

Period ended December 31, 2012*:
Shares sold	660,057	$7,640,115
Shares issued in reinvestment of dividends	139,625	1,614,386
Shares reacquired	(442,979)	(5,115,846)

Net increase (decrease) in shares outstanding before conversion	356,703	4,138,655
Shares issued upon conversion from Class Z	4,580,600	52,905,927

Net increase (decrease) in shares outstanding	4,937,303	$57,044,582

Class R
Year ended December 31, 2013:
Shares sold	7,258,556	$82,890,363
Shares issued in reinvestment of dividends	168,943	1,925,253
Shares reacquired	(1,657,654)	(18,922,458)

Net increase (decrease) in shares outstanding	5,769,845	$65,893,158

Year ended December 31, 2012:
Shares sold	2,787,496	$32,187,717
Shares issued in reinvestment of dividends	63,423	731,605
Shares reacquired	(789,788)	(9,105,066)

Net increase (decrease) in shares outstanding	2,061,131	$23,814,256

Class Z
Year ended December 31, 2013:
Shares sold	237,289,264	$2,720,415,587
Shares issued in reinvestment of dividends	6,652,386	76,117,960
Shares reacquired	(261,349,202)	(2,993,213,080)

Net increase (decrease) in shares outstanding before conversion	(17,407,552)	(196,679,533)
Shares issued upon conversion from Class A and Class C	4,800,881	54,939,361
Shares reacquired upon conversion into Class A	(1,028,759)	(11,785,105)

Net increase (decrease) in shares outstanding	(13,635,430)	$(153,525,277)

Year ended December 31, 2012:
Shares sold	258,564,277	$2,985,363,624
Shares issued in reinvestment of dividends	5,742,225	66,378,263
Shares reacquired	(103,978,289)	(1,200,641,902)

Net increase (decrease) in shares outstanding before conversion	160,328,213	1,851,099,985
Shares issued upon conversion from Class A and Class C	4,838,597	55,900,224
Shares reacquired upon conversion into Class A and Class Q	(6,015,505)	(69,517,937)

Net increase (decrease) in shares outstanding	159,151,305	$1,837,482,272

*	Commencement of offering on March 2, 2012.

Prudential Short-Term Corporate Bond Fund, Inc.	69

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended December 31, 2013.

70

Financial Highlights

Class A Shares
	Year Ended December 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.56	$11.35	$11.47	$11.40		$10.47
Income (loss) from investment operations:
Net investment income	.22	.26	.32	.35		.40
Net realized and unrealized gain (loss) on investment transactions	(.12)	.33	(.01)	.19		.99
Total from investment operations	.10	.59	.31	.54		1.39
Less Dividends:
Dividends from net investment income	(.33)	(.38)	(.43)	(.47)		(.46)
Capital Contributions(f):	-	-	-	-	(b)	-
Net asset value, end of year	$ 11.33	$11.56	$11.35	$11.47		$11.40
Total Return(c):	.89%	5.23%	2.77%	4.78%		13.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,791,686	$2,596,682	$1,765,432	$1,601,862		$1,132,207
Average net assets (000)	$2,717,633	$2,125,935	$1,685,849	$1,459,695		$ 641,058
Ratios to average net assets(d):
Expenses after waivers(e)	.76%	.78%	.77%	.77%		.81%
Expenses before waivers	.81%	.83%	.82%	.82%		.86%
Net investment income	1.91%	2.30%	2.77%	3.02%		3.58%
Portfolio turnover rate	65%	78%	77%	82%		196%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(f) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	71

Financial Highlights

continued

Class B Shares
	Year Ended December 31,
	2013	2012	2011		2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.56	$11.35	$11 .47		$11.40		$10.47
Income (loss) from investment operations:
Net investment income	.13	.18	.23		.26		.31
Net realized and unrealized gain (loss) on investment transactions	(.11)	.32	-	(b)	.19		1.00
Total from investment operations	.02	.50	.23		.45		1.31
Less Dividends:
Dividends from net investment income	(.25)	(.29)	(.35)		(.38)		(.38)
Capital Contributions(e):	-	-	-		-	(b)	-
Net asset value, end of year	$11.33	$11.56	$11 .35		$11.47		$11.40
Total Return(c):	.14%	4.44%	2.01%		4.01%		12.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,649	$59,209	$47,686		$38,478		$20,847
Average net assets (000)	$59,969	$52,940	$43,517		$29,898		$14,980
Ratios to average net assets(d):
Expenses	1.51%	1 .53%	1.52%		1.52%		1.56%
Net investment income	1.16%	1 .56%	2.01%		2.26%		2.83%
Portfolio turnover rate	65%	78%	77%		82%		196%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

72

Class C Shares
	Year Ended December 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.56	$11.35	$11.48	$11.40		$10.47
Income (loss) from investment operations:
Net investment income	.13	.18	.23	.27		.34
Net realized and unrealized gain (loss) on investment transactions	(.11)	.32	(.01)	.20		1.01
Total from investment operations	.02	.50	.22	.47		1.35
Less Dividends:
Dividends from net investment income	(.25)	(.29)	(.35)	(.39)		(.42)
Capital Contributions(f):	-	-	-	-	(b)	-
Net asset value, end of year	$11.33	$11.56	$11.35	$11.48		$11.40
Total Return(c):	.14%	4.45%	1.92%	4.19%		13.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,970,167	$2,135,745	$1,559,205	$1,345,828		$789,883
Average net assets (000)	$2,123,254	$1,842,751	$1,401,509	$1,133,925		$341,332
Ratios to average net assets(d):
Expenses(e)	1.51%	1.53%	1.52%	1.45%		1.31%
Net investment income	1.16%	1.55%	2.01%	2.33%		3.08%
Portfolio turnover rate	65%	78%	77%	82%		196%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through April 30, 2010.

(f) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	73

Financial Highlights

continued

Class Q Shares
	Year Ended December 31, 2013	March 2, 2012(a) through December 31, 2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$11.59	$11.55
Income (loss) from investment operations:
Net investment income	.26	.23
Net realized and unrealized gain (loss) on investment transactions	(.12)	.15
Total from investment operations	.14	.38
Less Dividends:
Dividends from net investment income	(.37)	(.34)
Net asset value, end of period	$11.36	$11.59
Total Return(c):	1.24%	3.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$80,059	$57,217
Average net assets (000)	$68,760	$54,722
Ratios to average net assets(d):
Expenses	.42%	.43%	(e)
Net investment income	2.25%	2.43%	(e)
Portfolio turnover rate	65%	78%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

74

Class R Shares
	Year Ended December 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.56	$11.35	$11.47	$11.40		$10.47
Income (loss) from investment operations:
Net investment income	.19	.23	.29	.32		.36
Net realized and unrealized gain (loss) on investment transactions	(.12)	.33	(.01)	.19		1.01
Total from investment operations	.07	.56	.28	.51		1.37
Less Dividends:
Dividends from net investment income	(.30)	(.35)	(.40)	(.44)		(.44)
Capital Contributions(f):	-	-	-	-	(b)	-
Net asset value, end of year	$11.33	$11.56	$11.35	$11.47		$11.40
Total Return(c):	.65%	4.96%	2.51%	4.52%		13.25%

Ratios/Supplemental Data:
Net assets, end of year (000)	$111,181	$46,706	$22,451	$16,009		$6,982
Average net assets (000)	$78,272	$29,321	$20,172	$11,902		$2,614
Ratios to average net assets(d):
Expenses after waivers(e)	1.01%	1.03%	1.02%	1.02%		1.06%
Expenses before waivers	1.26%	1.28%	1.27%	1.27%		1.31%
Net investment income	1.67%	2.04%	2.50%	2.76%		3.34%
Portfolio turnover rate	65%	78%	77%	82%		196%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(f) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Short-Term Corporate Bond Fund, Inc.	75

Financial Highlights

continued

Class Z Shares
	Year Ended December 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.59	$11.37	$11.50	$11.42		$10.50
Income (loss) from investment operations:
Net investment income	.25	.29	.34	.38		.43
Net realized and unrealized gain (loss) on investment transactions	(.12)	.34	(.01)	.20		.98
Total from investment operations	.13	.63	.33	.58		1.41
Less Dividends:
Dividends from net investment income	(.36)	(.41)	(.46)	(.50)		(.49)
Capital Contributions(e):	-	-	-	-	(b)	-
Net asset value, end of year	$11.36	$11.59	$11.37	$11.50		$11.42
Total Return(c):	1.15%	5.58%	2.95%	5.14%		13.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,310,734	$4,555,662	$2,660,697	$1,205,119		$673,025
Average net assets (000)	$4,440,951	$3,647,207	$1,692,922	$979,716		$325,438
Ratios to average net assets(d):
Expenses	.51%	.53%	.52%	.52%		.56%
Net investment income	2.16%	2.55%	2.97%	3.26%		3.83%
Portfolio turnover rate	65%	78%	77%	82%		196%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended December 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

76

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Short-Term Corporate Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Short-Term Corporate Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2014

Prudential Short-Term Corporate Bond Fund, Inc.	77

Federal Income Tax Information

(Unaudited)

For the year ended December 31, 2013, the Fund reports the maximum amount allowable but not less than 84.28% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after December 31, 2013. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

78

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short-Term Corporate Bond Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 67	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 67	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Short-Term Corporate Bond Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Short-Term Corporate Bond Fund, Inc.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short-Term Corporate Bond Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PBSMX	PSMBX	PIFCX	PSTQX	JDTRX	PIFZX
CUSIP	74441R102	74441R201	74441R300	74441R607	74441R409	74441R508

MF140E    0257592-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9  – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:         Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 19, 2014

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	February 19, 2014